UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

SCHEDULE 14A
(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934

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RumbleON, Inc.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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RumbleON, Inc.
4521 Sharon Road
Suite 370
Charlotte, North Carolina, 28211

June 5, 2017

Dear Fellow RumbleON Stockholder:

We are pleased to invite you to join us at the 2017 Annual Meeting of Stockholders of RumbleON, Inc. to be held at 10:00 a.m. Eastern Time on Friday, June 30, 2017 at 4521 Sharon Road, Suite 370, Charlotte, North Carolina 28211.

The accompanying Notice of Annual Meeting and Proxy Statement describes the specific matters to be voted upon at the Annual Meeting. We also will report on our business and provide an opportunity for you to ask questions of general interest.

Whether you own a few or many shares of RumbleON stock and whether or not you plan to attend the Annual Meeting in person, it is important that your shares be represented at the Annual Meeting. Your vote is important and we ask that you please cast your vote as soon as possible.

The Board of Directors recommends that you vote FOR the election of all the director nominees, FOR approval of the RumbleON, Inc. 2017 Stock Incentive Plan and ratification of awards previously granted under the plan, FOR the non-binding advisory approval of the compensation of our named executive officers (“Say on Pay”), and ONE YEAR in the non-binding advisory vote regarding the frequency of future “Say on Pay” votes. Please refer to the accompanying Proxy Statement for detailed information on each of the proposals and the Annual Meeting.

We look forward to seeing you on June 30, 2017 in Charlotte.

Sincerely,

Marshall Chesrown
Chairman of the Board and
Chief Executive Officer

RumbleON, Inc.
4521 Sharon Road
Suite 370
Charlotte, North Carolina 28211

NOTICE OF THE 2017 ANNUAL MEETING OF STOCKHOLDERS

To Stockholders of RumbleON, Inc.:

The 2017 Annual Meeting of Stockholders of RumbleON, Inc. will be held at 10:00 a.m. Eastern Time on Friday, June 30, 2017 at 4521 Sharon Road, Suite 370, Charlotte, North Carolina 28211 for the following purposes, as more fully described in the accompanying proxy statement:

(1)
To elect six directors, each for a term expiring at the next Annual Meeting or until their successors are duly elected and qualified;

(2)
To approve the RumbleON, Inc. 2017 Stock Incentive Plan (the “Plan”) and ratify awards previously granted under the Plan;

(3)
To obtain non-binding advisory approval of the compensation of our named executive officers (“Say on Pay”);

(4)
To obtain non-binding advisory approval of one year as the frequency of future “Say on Pay” votes; and

(5)
To transact any other business that is properly presented at the Annual Meeting or any adjournments or postponements of the Annual Meeting.

Only stockholders of record as of 5:00 p.m. Eastern Time on May 24, 2017, the record date, are entitled to receive notice of the Annual Meeting and to vote at the Annual Meeting or any adjournments or postponements of the Annual Meeting.

We cordially invite you to attend the Annual Meeting in person. Even if you plan to attend the Annual Meeting, we ask that you please cast your vote as soon as possible. As more fully described in the accompanying proxy statement, you may revoke your proxy and reclaim your right to vote at any time prior to its use.

Sincerely,

Steven R. Berrard
Director, Chief Financial Officer
and Secretary

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE
ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON JUNE 30, 2017

The accompanying proxy statement and the 2016 Annual Report on Form 10-K are available at
http://www.rumbleon.com.

PROXY STATEMENT

TABLE OF CONTENTS

PROXY STATEMENT	1
QUESTIONS AND ANSWERS ABOUT OUR ANNUAL MEETING	1
PROPOSAL 1: DIRECTOR ELECTION PROPOSAL	4
CORPORATE GOVERNANCE	6
CHANGE IN CONTROL	8
EXECUTIVE COMPENSATION	9
SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT	10
PROPOSAL 2: STOCK INCENTIVE PLAN PROPOSAL	11
PROPOSAL 3: SAY ON PAY PROPOSAL	17
PROPOSAL 4: FREQUENCY OF SAY ON PAY PROPOSAL	18
REPORT OF THE AUDIT COMMITTEE	19
CHANGES IN INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	19
POLICY FOR APPROVAL OF AUDIT AND PERMITTED NON-AUDIT SERVICES	20
AUDITOR FEES AND SERVICES	20
CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS	20
SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE	22
OTHER MATTERS	22

PROXY STATEMENT

This Proxy Statement contains information relating to the solicitation of proxies by the Board of Directors (the “Board”) of RumbleON, Inc. (“RumbleON” or the “Company”) for use at our 2017 Annual Meeting of Stockholders (“Annual Meeting”). Our Annual Meeting will be held at 10:00 a.m. Eastern Time on Friday, June 30, 2017 at 4521 Sharon Road, Suite 370, Charlotte, North Carolina 28211. If you will need directions to the Annual Meeting, or if you require special assistance at the Annual Meeting because of a disability, please contact Kathy Cunningham at (704) 227-1001.

Only stockholders of record as of 5:00 p.m. Eastern Time on May 24, 2017 (the “Record Date”) are entitled to receive notice of the Annual Meeting and to vote at the Annual Meeting or any adjournments or postponements of the Annual Meeting. As of the Record Date, there were 1,000,000 shares of Class A common stock and 9,018,541 shares of Class B common stock issued and outstanding and entitled to vote at the Annual Meeting. This proxy statement and form of proxy are first being mailed to stockholders on or about June 5, 2017.

QUESTIONS AND ANSWERS ABOUT OUR ANNUAL MEETING

What is the purpose of our 2017 Annual Meeting?

Our 2017 Annual Meeting will be held for the following purposes:

(1)
To elect six directors, each for a term expiring at the next Annual Meeting or until their successors are duly elected and qualified. We refer to this as the “Director Election Proposal.”

(2)
To approve the RumbleON, Inc. 2017 Stock Incentive Plan (the “Plan”) and ratify awards previously granted under the Plan. We refer to this as the “Stock Incentive Plan Proposal.”

(3)
To obtain non-binding advisory approval of the compensation of our named executive officers. We refer to this as the “Say on Pay Proposal.”

(4)
To obtain non-binding advisory approval of one year as the frequency of future “Say on Pay” votes. We refer to this as the “Frequency of Say on Pay Proposal.”

(5)
To transact any other business that is properly presented at the Annual Meeting or any adjournments or postponements of the Annual Meeting.

In addition, senior management will report on our business and respond to your questions of general interest regarding the Company.

How can I attend the Annual Meeting?

You are entitled to attend the Annual Meeting only if you were a RumbleON stockholder as of the Record Date or you hold a valid proxy for the Annual Meeting. You should be prepared to present photo identification for admittance. If your shares are held by a brokerage firm, bank, or a trustee, you should provide proof of beneficial ownership as of the Record Date, such as a bank or brokerage account statement or other similar evidence of ownership. Even if you plan to attend the Annual Meeting, please cast your vote as soon as possible.

What are the voting rights of RumbleON stockholders?

Each stockholder of Class A common stock is entitled to ten votes on each of the six director nominees and ten votes on each other matter properly presented at the Annual Meeting for each share of Class A common stock owned by that stockholder on the Record Date.

Each stockholder of Class B common stock is entitled to one vote on each of the six director nominees and one vote on each other matter properly presented at the Annual Meeting for each share of Class B common stock owned by that stockholder on the Record Date.

What constitutes a quorum?

The presence in person or by proxy of the holders of one-third (33%) of the shares issued and outstanding and entitled to vote at the Annual Meeting constitutes a quorum with respect to all matters presented. If you submit a properly executed proxy or voting instruction card or properly cast your vote via the Internet, your shares will be considered part of the quorum, even if you abstain from voting or withhold authority to vote as to a particular proposal. We also will consider as present for purposes of determining whether a quorum exists any shares represented by “broker non-votes.”

What are “broker non-votes?”

“Broker non-votes” occur when shares held by a brokerage firm are not voted with respect to a proposal because the firm has not received voting instructions from the stockholder and the firm does not have the authority to vote the shares in its discretion. Under New York Stock Exchange rules, a broker does not have the discretion to vote on the Director Election Proposal, Stock Incentive Plan Proposal, Say on Pay Proposal and Frequency of Say on Pay Proposal. As a result, any broker who is a member of the New York Stock Exchange will not have the discretion to vote on such proposals, if such broker has not received instructions from the beneficial owner of the shares represented.

Will my shares be voted if I do not provide my proxy?

If your shares are held by a brokerage firm and you do not provide the firm specific voting instructions, such firm will not have the authority to vote your shares, and your shares will not be voted, and will be considered “broker non-votes,” with respect to the Director Election Proposal, Stock Incentive Proposal, Say on Pay Proposal and Frequency of Say on Pay Proposal. Therefore, we urge you to provide voting instructions so that your shares will be voted. If you hold your shares directly in your own name, your shares will not be voted unless you provide a proxy or fill out a written ballot in person at the Annual Meeting.

How do I vote?

You can vote in any of the following ways. Please check your proxy card or contact your broker for voting instructions.

To vote by mail:

●
Mark, sign and date your proxy card or voting instruction card; and

●
If you are a registered holder, return the proxy card to West Coast Stock Transfer, Inc., 721 N. Vulcan Ave. Ste 205, Encinitas, California 92024 by 11:59 p.m. Eastern Time on June 29, 2017; or

●
If you hold your shares in street name, return the voting instruction card to the address indicated thereon.

To vote using the Internet:

●
Have your proxy card or voting instruction card in hand; and

●
If you are a registered holder, log on to the Internet and visit www.westcoaststocktransfer.com/proxy-rmbl by 11:59 p.m. Eastern Time on June 29, 2017 and follow the instructions provided; or

●
If you hold your shares in street name, log on to the website provided on the voting instruction card and follow the instructions provided.

To vote in person:

●
If you are a registered holder, attend our Annual Meeting, bring valid photo identification, and deliver your completed proxy card or ballot in person; or

●
If you hold your shares in “street name,” attend our Annual Meeting, bring valid photo identification, and obtain a legal proxy from your bank or broker to vote the shares that are held for your benefit, attach it to your completed proxy card and deliver it in person.

Can I change my vote after I have voted?

You may revoke your proxy and change your vote at any time before the final vote at the meeting. You may vote again on a later date via the Internet, by signing and mailing a new proxy card with a later date, or by attending the meeting and voting in person (only your latest proxy submitted prior to the meeting will be counted). However, your attendance at the Annual Meeting will not automatically revoke your proxy unless you vote again at the meeting or specifically request in writing that your prior proxy be revoked.

What vote is required to approve each proposal at the Annual Meeting?

Proposal 1 — Director Election Proposal.

The vote required to elect our six directors, each for a term expiring at the next Annual Meeting or until their successors are duly elected and qualified, is a majority of the stock having voting power present in person or represented by proxy at the Annual Meeting. Withheld votes and broker non-votes will have same effect as a vote against this proposal.

Proposal 2 — Stock Incentive Plan Proposal.

The vote required to approve the Stock Incentive Plan Proposal and ratify awards previously granted under the Plan is a majority of the stock having voting power present in person or represented by proxy at the Annual Meeting. Abstentions and broker non-votes will have the same effect as a vote against this proposal.

Proposal 3 — Say on Pay Proposal.

The vote required to approve the Say on Pay Proposal is a majority of the stock having voting power present in person or represented by proxy at the Annual Meeting. Abstentions and broker non-votes will have the same effect as a vote against this proposal.

Proposal 4 — Frequency of Say on Pay Proposal.

Stockholders may indicate whether they would prefer that we conduct future advisory votes on executive compensation every one, two, or three years, and the Board and the Compensation Committee will take into account the outcome of the vote when considering how frequently to seek an advisory vote on Say on Pay in future years. Stockholders may, if they wish, abstain from casting a vote on this proposal. The option receiving the highest number of votes will be deemed to be the preferred frequency of our stockholders.

How does the Board recommend I vote on the proposals?

The Board recommends that you vote:

●
FOR Proposal 1: the Director Election Proposal;

●
FOR Proposal 2: the Stock Incentive Plan Proposal;

●
FOR Proposal 3: the Say on Pay Proposal; and

●
ONE YEAR on Proposal 4: the Frequency of Say on Pay Proposal.

How will the persons named as proxies vote?

If you complete and submit a proxy, the persons named as proxies will follow your voting instructions. If you submit a proxy but do not provide instructions or if your instructions are unclear, the persons named as proxies will vote your shares in accordance with the recommendations of the Board, as set forth above.

With respect to any other proposal that properly comes before the Annual Meeting, the persons named as proxies will vote as recommended by our Board or, if no recommendation is given, in their own discretion.

Who will pay for the cost of soliciting proxies?

We will pay for the cost of soliciting proxies. Our directors, officers, and other employees, without additional compensation, may also solicit proxies personally or in writing, by telephone, e-mail, or otherwise. As is customary, we will reimburse brokerage firms, fiduciaries, voting trustees, and other nominees for forwarding our proxy materials to each beneficial owner of common stock held of record by them.

PROPOSAL 1: DIRECTOR ELECTION PROPOSAL

Our Board currently consists of six members. Upon the recommendation of our Nominating and Corporate Governance Committee, our Board has nominated the six persons listed below to stand for election for a new term expiring at the 2018 Annual Meeting of Stockholders or until their successors are duly elected and qualified. Each nominee listed below is currently serving as a director and is willing and able to serve as a director of RumbleON.

Below are the names of and certain information regarding our current executive officers and directors:

Name	Age	Position
Marshall Chesrown	59	Chief Executive Officer and Chairman
Steven R. Berrard	62	Chief Financial Officer, Secretary and Director
Denmar Dixon	55	Director
Kartik Kakarala	39	Director
Mitch Pierce	59	Director
Kevin Westfall	61	Director

Marshall Chesrown has served as our Chief Executive Officer and Chairman since October 24, 2016. Mr. Chesrown has over 35 years of leadership experience in the automotive retail sector. From December 2014 to September 2016, Mr. Chesrown served as Chief Operating Officer and as a director of Vroom.com, an online direct car retailer ("Vroom"). Mr. Chesrown served as Chief Operating Officer of AutoAmerica, an automotive retail company, from May 2013 to November 2014. Previously, Mr. Chesrown served as the President of Chesrown Automotive Group from January 1985 to May 2013, which was acquired by AutoNation, Inc. (“AutoNation”), a leading automotive retail company, in 1997. Mr. Chesrown served as Senior Vice President of Retail Operations for AutoNation from 1997 to 1999. From 1999 to 2013, Mr. Chesrown served as the Chairman and Chief Executive Officer of Blackrock Development, a real estate development company widely known for development of the nationally recognized Golf Club at Black Rock.

We believe that Mr. Chesrown possesses attributes that qualify him to serve as a member of our board of directors, including his extensive experience in the automotive retail sector.

Steven R. Berrard has served as our Chief Financial Officer since January 9, 2017 and served as Interim Chief Financial Officer from July 13, 2016 through January 9, 2017 and as Chief Executive Officer from July 13, 2016 through October 24, 2016. Mr. Berrard has also served as Secretary and a director of the Company since July 13, 2016. Mr. Berrard served as a director of Walter Investment Management Corp. (“Walter Investment”) from 2010 until May 2017. Mr. Berrard served on the Board of Directors of Swisher Hygiene Inc., a publicly traded industry leader in hygiene solutions and products, from 2004 until May 2014. Mr. Berrard is the Managing Partner of New River Capital Partners, a private equity fund he co-founded in 1997. Mr. Berrard was the co-founder and Co-Chief Executive Officer of AutoNation from 1996 to 1999. Prior to joining AutoNation, Mr. Berrard served as President and Chief Executive Officer of the Blockbuster Entertainment Group, at the time the world’s largest video store operator. Mr. Berrard served as President of Huizenga Holdings, Inc., a real estate management and development company, and served in various positions with subsidiaries of Huizenga Holdings, Inc. from 1981 to 1987. Mr. Berrard was employed by Coopers & Lybrand (now PricewaterhouseCoopers LLP (“PwC”)) from 1976 to 1981. Mr. Berrard currently serves on the Board of Directors of Pivotal Fitness, Inc., a chain of fitness centers operating in a number of markets in the United States. He has previously served on the Boards of Directors of Jamba, Inc., (2005 – 2009), Viacom, Inc., (1987 – 1996), Birmingham Steel (1999 – 2002), HealthSouth (2004 – 2006), and Boca Resorts, Inc. (1996 – 2004). Mr. Berrard earned his B.S. in Accounting from Florida Atlantic University.

We believe that Mr. Berrard’s management experience and financial expertise is beneficial in guiding the Company’s strategic direction. He has served in senior management and/or on the Board of Directors of several prominent, publicly traded companies. In several instances, he has led significant growth of the businesses he has managed. In addition, Mr. Berrard has served as the Chairman of the audit committee of several boards of directors.

Denmar Dixon has served on our board of directors since January 9, 2017. Mr. Dixon served as a director of Walter Investment from April 2009 (and for its predecessor since December 2008) until June 2016. Effective October 2015, Mr. Dixon was appointed Chief Executive Officer and President of Walter Investment and served until his resignation effective June 2016. Mr. Dixon previously served as Vice Chairman of the Board of Directors and Executive Vice President of Walter Investment since January 2010 and Chief Investment Officer of Walter Investment since August 2013. Before becoming an executive officer of Walter Investment, also served as a member of Walter Investment's Audit Committee and Nominating and Corporate Governance Committee and as Chairman of the Compensation and Human Resources Committee (Mr. Dixon resigned from each of these committee positions immediately before his appointment as the Vice Chairman of the Board of Directors and Executive Vice President of the Company). Before serving on the Board of Directors of Walter Investment, Mr. Dixon was elected to the Board of Managers of JWH Holding Company, LLC (“JWHHC”), a wholly-owned subsidiary of Walter Industries, Inc., in anticipation of the spin-off of Walter Investment Management, LLC (“WIM”) from Walter Industries, Inc. (now known as Walter Energy, Inc.). In 2008, Mr. Dixon founded Blue Flame Capital, LLC, a consulting, financial advisory and investment firm. Before forming Blue Flame Capital, LLC, Mr. Dixon spent 23 years with Banc of America Securities, LLC (“Banc of America”) and its predecessors. At the time of his retirement, Mr. Dixon was a Managing Director in the Corporate and Investment Banking group and held the position of Global Head of the Basic Industries group.

We believe that Mr. Dixon possesses attributes that qualify him to serve as a member of our board of directors, including his extensive business development, mergers and acquisitions and capital markets/investment banking experience within the financial services industry. As a director, he provides significant input into, and is actively involved in, leading the Company’s business activities and strategic planning efforts. Mr. Dixon has significant experience in the general industrial, consumer and business services industries.

Kartik Kakarala was appointed to our board of directors immediately following our acquisition of NextGen Dealer Solutions, LLC (“NextGen”) in February 2017. Mr. Kakarala is the Chief Executive Officer of Halcyon Technologies, a global software solutions company with over 280 employees worldwide. He is responsible for sales, business development and innovation, as well as the creation of technology assets. He has been responsible for the growth of a number of strategic, horizontal competencies, and vertical business units like automotive, utilities, finance and healthcare practices. Mr. Kakarala has served as the Chief Executive Officer and President of NextGen from January 2016 to February 2017, which was acquired by the Company in February 2017, providing inventory management solutions to the powersports, recreational vehicle and marine sectors in North America. He served as Chief Executive Officer and President of NextGenAuto from July 2013 to December 2015. Mr. Kakarala served as Chief Executive Officer of ECarTag solutions since 2014, which provides unique wireless pricing solutions to automotive dealers. He served as Director/Co-Founder of Vehicle Systems since 2013 which provides vehicle purchase program solutions. Mr. Kakarala has served as Co-Founder and Managing Partner of Red Bumper from July 2010 to August 2014, a company which provided used car inventory management solutions used by thousands of automotive dealers across North America and which was later acquired by ADP in 2014. Mr. Kakarala served as Director/Co-Founder of GridFirst solutions since 2012, a company providing home automation solutions to energy customers. Mr. Kakarala holds a Master's degree in Computer Science from University of Houston.

We believe that Mr. Kakarala possesses attributes that qualify him to serve as a member of our board of directors, as he is regarded as a pioneer in developing several systems in the automotive industry including CRM, ERP, inventory management and financial applications.

Mitch Pierce has served on our board of directors since January 9, 2017. Mr. Pierce has over 35 years of leadership experience in the automotive retail sector. Mr. Pierce served as the President of Tempe Toyota Group from January 1985 to June 1997, which was acquired by AutoNation, Inc. (“AutoNation”), a leading automotive retail company, in 1997. Mr. Pierce served as a Regional Vice President of Retail Operations for AutoNation from 1997 to 2003. Mr. Pierce currently owns one of the five largest Toyota stores in United States and is a partner in six other major auto dealerships. Mr. Pierce is a board member of the Southern California Toyota Dealers. He served on the National Dealer Council for Toyota Dealers in 1996-97. He is Past Chairman of the Arizona Automobile Dealer Association.

We believe that Mr. Pierce possesses attributes that qualify him to serve as a member of our board of directors, including his more than 30 years of executive experience in the automotive retail sector and broad base of business knowledge and experience.

Kevin Westfall has served on our board of directors since January 9, 2017. Mr. Westfall was a co-founder and served as Chief Executive Officer of Vroom from January 2012 through November 2015. Previously, from March 1997 through November 2011, Mr. Westfall served as Senior Vice President of Sales and Senior Vice President of Automotive Finance at AutoNation. Mr. Westfall was a founder of BMW Financial Services in 1990 and served as its President until March 1997. Mr. Westfal also served as Retail Lease Manager of Chrysler Credit Corporation from 1987 until 1990 and as President of World Automotive Imports and Leasing from 1980 until 1987.

We believe that Mr. Westfall possesses attributes that qualify him to serve as a member of our board of directors, including his more than 30 years of executive experience in automotive retail and finance operations.

Vote Required and Board Recommendation

The vote required to elect our six directors, each for a term expiring at the Annual Meeting or until their successors are duly elected and qualified, is a majority of the stock having voting power present in person or represented by proxy at the Annual Meeting. The Board recommends that you vote “FOR” the election of each of the director nominees.

CORPORATE GOVERNANCE

Corporate Governance Principles and Code of Ethics

The Board is committed to sound corporate governance principles and practices. The Board’s core principles of corporate governance are set forth in the RumbleON Corporate Governance Principles (the “Principles”), which were adopted by the Board in May 2017. In order to clearly set forth our commitment to conduct our operations in accordance with our high standards of business ethics and applicable laws and regulations, the Board also adopted a Code of Business Conduct and Ethics (“Code of Ethics”), which is applicable to all directors, officers and employees. A copy of the Code of Ethics and the Principles are available on our corporate website at www.rumbleon.com. You also may obtain a printed copy of the Code of Ethics and Principles by sending a written request to: Investor Relations, RumbleON, Inc., 4521 Sharon Road, Suite 370, Charlotte, North Carolina 28211 (“Investor Relations”).

Board of Directors

The business and affairs of the Company are managed by or under the direction of the Board. Pursuant to our bylaws, the Board may establish one or more committees of the Board, however designated, and delegate to any such committee the full power of the Board, to the fullest extent permitted by law.

The Board intends to have regularly scheduled meetings and at such meetings our independent directors will meet in executive session. The Board has not appointed a lead independent director; instead the presiding director for each executive session is rotated among the Chairs of our Board committees.

The Board held one meeting and took three actions by unanimous written consent during the year ended December 31, 2016. In 2016, each person serving as a director attended at least 75% of the total number of meetings of our Board and any Board committee on which he or she served.

Our directors are expected to attend our Annual Meeting of Stockholders. Any director who is unable to attend our Annual Meeting is expected to notify the Chairman of the Board in advance of the Annual Meeting. The Company did not hold an annual meeting in 2016.

Board Committees

Pursuant to our bylaws, the Board may establish one or more committees of the Board, however designated, and delegate to any such committee the full power of the Board, to the fullest extent permitted by law.

Our Board has established three separately designated standing committees to assist the Board in discharging its responsibilities: the Audit Committee, the Compensation Committee, and the Nominating and Corporate Governance Committee. The charters for our Board committees set forth the scope of the responsibilities of that committee. The Board will assess the effectiveness and contribution of each committee on an annual basis. The charters for our Board committees were adopted by the Board in May 2017. These charters are available at www.rumbleon.com, and you may obtain a printed copy of any of these charters by sending a written request to: Investor Relations.

Audit Committee. The Board, by unanimous consent, established an audit committee (the “Audit Committee”) in January 2017. The initial members of this committee are Messrs. Dixon (chair) and Westfall. The Board has determined that Mr. Dixon is an “audit committee financial expert,” as defined in Item 407 of Regulation S-K, and is the Chairman of the Audit Committee.

The primary function of the Audit Committee is to assist the Board in fulfilling its responsibilities by overseeing our accounting and financial processes and the audits of our financial statements. The independent auditor is ultimately accountable to the Audit Committee, as representatives of the stockholders. The Audit Committee has the ultimate authority and direct responsibility for the selection, appointment, compensation, retention and oversight of the work of the Company’s independent auditor that is engaged for the purpose of preparing or issuing an audit report or performing other audit, review or attest services for the Company (including the resolution of disagreements between management and the independent auditors regarding financial reporting), and the independent auditor must report directly to the Audit Committee. The Audit Committee also is responsible for the review of proposed transactions between the Company and related parties. For a complete description of the Audit Committee’s responsibilities, you should refer to the Audit Committee Charter.

Compensation Committee. In January 2017, the Board, by unanimous consent, also established a compensation committee (the “Compensation Committee”). The initial members of the Compensation Committee are Messrs. Westfall (Chair) and Dixon. The Compensation Committee was established to, among other things, administer and approve all elements of compensation and awards for our executive officers. The Compensation Committee has the responsibility to review and approve the business goals and objectives relevant to each executive officer’s compensation, evaluate individual performance of each executive in light of those goals and objectives, and determine and approve each executive’s compensation based on this evaluation. For a complete description of the Compensation Committee’s responsibilities, you should refer to the Compensation Committee Charter.

Nominating and Corporate Governance Committee. In January 2017, the Board, by unanimous consent, also established a nominating and corporate governance committee (the “Nominating and Corporate Governance Committee”). The initial members of the Nominating and Corporate Governance Committee are Messrs. Chesrown (Chair), Berrard, Westfall and Dixon. The Nominating Committee is responsible for identifying individuals qualified to become members of the Board or any committee thereof; recommending nominees for election as directors at each annual stockholder meeting; recommending candidates to fill any vacancies on the Board or any committee thereof; and overseeing the evaluation of the Board. For a complete description of the Nominating and Corporate Governance Committee’s responsibilities, you should refer to the Nominating and Corporate Governance Committee Charter.

The Nominating and Corporate Governance Committee will consider all qualified director candidates identified by various sources, including members of the Board, management and stockholders. Candidates for directors recommended by stockholders will be given the same consideration as those identified from other sources. The Nominating and Corporate Governance Committee is responsible for reviewing each candidate’s biographical information, meeting with each candidate and assessing each candidate’s independence, skills and expertise based on a number of factors. While we do not have a formal policy on diversity, when considering the selection of director nominees, the Nominating and Corporate Governance Committee considers individuals with diverse backgrounds, viewpoints, accomplishments, cultural background and professional expertise, among other factors.

Board Leadership

The Board has no policy regarding the need to separate or combine the offices of Chairman of the Board and Chief Executive Officer and instead the Board remains free to make this determination from time to time in a manner that seems most appropriate for the Company. The positions of Chairman of the Board and Chief Executive Officer are currently held by Marshall Chesrown. The Board believes the Chief Executive Officer is in the best position to direct the independent directors’ attention on the issues of greatest importance to the Company and its stockholders. As a result, the Company does not have a lead independent director.  Our overall corporate governance policies and practices combined with the strength of our independent directors and our internal controls minimize any potential conflicts that may result from combining the roles of Chairman and Chief Executive Officer.

Board Oversight of Enterprise Risk

The Board is actively involved in the oversight and management of risks that could affect the Company. This oversight and management is conducted primarily through the committees of the Board identified above but the full Board has retained responsibility for general oversight of risks. The Audit Committee is primarily responsible for overseeing the risk management function, specifically with respect to management’s assessment of risk exposures (including risks related to liquidity, credit, operations and regulatory compliance, among others), and the processes in place to monitor and control such exposures. The other committees of the Board consider the risks within their areas of responsibility. The Board satisfies its oversight responsibility through full reports by each committee chair regarding the committee’s considerations and actions, as well as through regular reports directly from officers responsible for oversight of particular risks within the Company.

Director Independence

We are not currently subject to listing requirements of any national securities exchange that has requirements that a majority of the board of directors be “independent.” Nevertheless, our board of directors has determined that all of our directors, other than Messrs. Chesrown, Berrard, and Kakarala, qualify as “independent” directors in accordance with the listing requirements of The NASDAQ Stock Market. The NASDAQ independence definition includes a series of objective tests regarding a director’s independence and requires that the Board make an affirmative determination that a director has no relationship with the Company that would interfere with such director’s exercise of independent judgment in carrying out the responsibilities of a director. There are no family relationships among any of our directors or executive officers.

Stockholder Communications

Communications with the Company and the Board

Stockholders may communicate with the Company through its Investor Relations Department by writing to Investor Relations, RumbleON, Inc., 4521 Sharon Road, Suite 370, Charlotte, North Carolina 28211.

Stockholders interested in communicating with our Board, any Board committee, any individual director, or any group of directors (such as our independent directors) should send written correspondence to RumbleON, Inc. Board of Directors, Attn: Secretary, 4521 Sharon Road, Suite 370, Charlotte, North Carolina 28211.

Stockholder Proposals for Next Year’s Annual Meeting

Any stockholder proposal to be considered at the 2018 Annual Meeting of Stockholders, including nominations of persons for election to our Board, must be properly submitted to us by February 5, 2018. Detailed information for submitting stockholder proposals or nominations of director candidates will be provided upon written request to the Secretary of RumbleON, Inc., 4521 Sharon Road, Suite 370, Charlotte, North Carolina 28211.

Stockholder Director Nominations

The Nominating and Corporate Governance Committee has established a policy pursuant to which it considers director candidates recommended by our stockholders. All director candidates recommended by our stockholders are considered for selection to the Board on the same basis as if such candidates were recommended by one or more of our directors or other persons. To recommend a director candidate for consideration by our Nominating and Corporate Governance Committee, a stockholder must submit the recommendation in writing to our Secretary not later than 120 calendar days prior to the anniversary date of our proxy statement distributed to our stockholders in connection with our previous year’s annual meeting of stockholders, and the recommendation must provide the following information: (i) the name of the stockholder making the recommendation; (ii) the name of the candidate; (iii) the candidate’s resume or a listing of his or her qualifications to be a director; (iv) the proposed candidate’s written consent to being named as a nominee and to serving as one of our directors if elected; and (v) a description of all relationships, arrangements, or understandings, if any, between the proposed candidate and the recommending stockholder and between the proposed candidate and us so that the candidate’s independence may be assessed. The stockholder or the director candidate also must provide any additional information requested by our Nominating and Corporate Governance Committee to assist the Committee in appropriately evaluating the candidate.

CHANGE IN CONTROL

On July 13, 2016, Berrard Holdings Limited Partnership (“Berrard Holdings”) acquired 5,475,000 shares of common stock (the “BHLP Shares”) of Smart Server, Inc. (n/k/a RumbleON, Inc.) (“Smart Server”) from Pamela Elliott, pursuant to an Amended and Restated Stock Purchase Agreement, dated July 13, 2016. The Shares acquired by Berrard Holdings represented 99.5% of the Company’s issued and outstanding shares of common stock as of June 13, 2016. Mr. Berrard, the Chief Financial Officer, Secretary and a director of the Company, has voting and dispositive control over Berrard Holdings. The aggregate purchase price for the BHLP Shares was $148,141.75, which Berrard Holdings paid from cash on hand. In addition, at the closing, Berrard Holdings loaned the Company, and the Company executed a promissory note, in the principal amount of $191,858.25 payable to Berrard Holdings. Proceeds from the note were used to pay an aggregate of $191,858.25 in outstanding debt of the Company, consisting of $175,909.25 in outstanding notes payable and $15,949.00 in outstanding accounts payable. As described below in “Certain Relationships and Related Transactions,” the Company issued 275,312 shares of Class B common stock upon full conversion of the note on March 31, 2017, including an additional $5,500 loaned to the Company by Berrard Holdings, plus accrued interest.

On October 24, 2016, Berrard Holdings sold an aggregate of 3,312,500 shares of common stock of Smart Server to Mr. Chesrown and certain other purchasers (together with Mr. Chesrown, the “Purchasers”), pursuant to a letter agreement (each, a “Purchase Agreement”), dated October 24, 2016. The 2,412,500 Shares acquired by Mr. Chesrown represented 43.9% of the Company’s issued and outstanding shares of common stock at the time of the purchase. The remaining shares owned by Berrard Holdings after giving effect to the transaction represented 39.3% of the Company’s issued and outstanding shares of common stock. The aggregate purchase price for the shares was $139,125.00, which the Purchasers paid from cash on hand.

EXECUTIVE COMPENSATION

Summary Compensation

Pamela Elliott, who served as the Company's President, Chief Executive Officer, Secretary, Treasurer, and sole director from January 1, 2014 through July 13, 2016, did not received any compensation for her service to the Company, except for $1,500 and $1,200 paid in the fiscal years ended November 30, 2015 and 2014, respectively.

No other compensation was earned or paid to the Company’s executive officers or directors during the two years ended December 31, 2016.

Executive Employment Arrangements

Marshall Chesrown

We have not entered into an employment agreement or arrangement with Mr. Chesrown. Accordingly, he is employed as our Chief Executive Officer on an at-will basis. Mr. Chesrown currently receives no annual base salary and to date has not been granted any equity awards.

Mr. Chesrown is eligible for equity compensation under our equity compensation plans, as determined from time to time by the Compensation Committee.

Steven Berrard

We have not entered into an employment agreement or arrangement with Mr. Berrard. Accordingly, he is employed as our Chief Financial Officer on an at-will basis. Mr. Berrard currently receives no annual base salary and to date has not been granted any equity awards.

Mr. Berrard is eligible for equity compensation under our equity compensation plans, as determined from time to time by the Compensation Committee.

Non-Employee Director Compensation

We have not yet established a policy for non-employee director compensation. We intend to establish a non-employee director compensation policy at our next Board meeting following the Annual Meeting. In March 2017, we issued each of our non-employee directors 35,000 RSUs. The RSUs vest over three years beginning on the first anniversary of the grant date, with 20% vesting in the first year, an additional 30% vesting in the second year, and the final 50% vesting in the third year.

Employee Benefit Plans

On January 9, 2017, the Board approved the adoption of the Plan, subject to stockholder approval at the Company's 2017 Annual Meeting of Stockholders. The purposes of the Plan are to attract, retain, reward and motivate talented, motivated and loyal employees and other service providers ("Eligible Individuals") by providing them with an opportunity to acquire or increase a proprietary interest in the Company and to incentivize them to expend maximum effort for the growth and success of the Company, so as to strengthen the mutuality of the interests between such persons and the stockholders of the Company. The Plan will allow the Company to grant a variety of stock-based and cash-based awards to Eligible Individuals. Twelve percent (12%) of the Company's issued and outstanding shares of common stock from time to time are reserved for issuance under the Plan.  For a summary of the Plan, see Proposal 2 – Stock Incentive Plan Proposal and a copy of the Plan attached as Annex A.

We have not maintained any other equity compensation plans since our inception.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

Beneficial ownership is determined in accordance with the rules of the Securities and Exchange Commission (the “SEC”) and generally includes voting or investment power with respect to securities. In accordance with the SEC rules, shares of our common stock that may be acquired upon exercise or vesting of equity awards within 60 days of the date of the table below are deemed beneficially owned by the holders of such options and are deemed outstanding for the purpose of computing the percentage of ownership of such person, but are not treated as outstanding for the purpose of computing the percentage of ownership of any other person.

As of the Record Date, 1,000,000 shares of Class A common stock and 9,018,541 shares of Class B common stock were issued and outstanding. The following table sets forth information with respect to the beneficial ownership of our common stock as of the Record Date, by (i) each of our directors and executive officers, (ii) all of our directors and executive officers as a group, and (iii) each stockholder known by us to be the beneficial owner of more than 5% of our common stock. To the best of our knowledge, except as otherwise indicated, each of the persons named in the table has sole voting and investment power with respect to the shares of common stock beneficially owned by such person, except to the extent such power may be shared with a spouse. To our knowledge, none of the shares listed below are held under a voting trust or similar agreement, except as noted. To our knowledge, there is no arrangement, including any pledge by any person of our securities or any of our parents, the operation of which may at a subsequent date result in a change in control of the Company.

Unless otherwise noted below, the address of each person listed on the table is c/o RumbleON, Inc., 4521 Sharon Road, Suite 370, Charlotte, NC 28211.

Name and Address of Beneficial Owner	No. of Shares of Class A Common Stock Owned	Percentage of Class A Ownership (1)(2)	No. of Shares of Class B Common Stock Owned	Percentage of Class B Ownership (1)(3)
Named Executive Officers and Directors:
Marshall Chesrown(4)	875,000	87.5%	1,600,000	17.7%
Steven R. Berrard(5)	125,000	12.5%	2,375,312	26.3%
Denmar Dixon(6)	-	*	962,179	10.7%
Kartik Kakarala(7)	-	*	1,523,809	16.9%
Mitch Pierce(8)	-	*	37,500	0.4%
Kevin Westfall	-	*	12,500	0.1%
All directors and executive officers as a group (6 persons)(9)	1,000,000	100.0%	6,511,300	72.2%
5% Stockholders:
Ralph Wegis(10)	-	*	891,537	9.9%
NextGen Dealer Solutions, LLC(7)	-	*	1,523,809	16.9%
____________
*
Represents beneficial ownership of less than 1%.
(1)
Calculated in accordance with applicable rules of the SEC.
(2)
Based on 1,000,000 shares of Class A common stock issued and outstanding as of the Record Date. The Class A common stock has ten votes for each share outstanding compared to one vote for each share of Class B Common Stock outstanding. As of the Record Date, the holders of the Class A common stock will have in aggregate voting power representing 52.6% of the Company's outstanding common stock on a fully diluted basis.
(3)
Based on 9,018,541 shares of Class B Common Stock issued and outstanding as of the Record Date.
(4)
As of the Record Date, Mr. Chesrown will have voting power representing approximately 54.4% of the Company's outstanding common stock on a fully diluted basis.
(5)
Shares are owned directly through Berrard Holdings, a limited partnership controlled by Steven R. Berrard. Mr. Berrard has the sole power to vote and the sole power to dispose of each of the shares of common stock which he may be deemed to beneficially own. As of the Record Date, Mr. Berrard will have voting power representing approximately 19.1% of the Company's outstanding common stock on a fully diluted basis.
(6)
Shares are owned directly through Blue Flame Capital, LLC, an entity controlled by Mr. Dixon. Mr. Dixon has the sole power to vote and the sole power to dispose of each of the shares of common stock which he may be deemed to beneficially own. As of the Record Date, Mr. Dixon will have voting power representing approximately 5.1% of the Company's outstanding common stock on a fully diluted basis.
(7)
Shares are owned indirectly by Mr. Kakarala through NextGen Dealer Solutions, LLC, a limited liability company of which Mr. Kakarala is the Manager. Mr. Kakarala has the sole power to vote and the sole power to dispose of each of the shares of common stock he may be deemed to beneficially own. As of the Record Date, Mr. Kakarala will have voting power representing approximately 8.0% of the Company's outstanding common stock on a fully diluted basis.
(8)
Held through Pierce Family Trust.
(9)
As of the Record Date, all directors and executive officers as a group will have voting power representing approximately 86.8% of the Company's outstanding common stock on a fully diluted basis.
(10)
As of the Record Date, Mr. Wegis will have voting power representing approximately 4.7% of the Company's outstanding common stock on a fully diluted basis.

PROPOSAL 2: STOCK INCENTIVE PLAN PROPOSAL

RumbleON, INC.
2017 STOCK INCENTIVE PLAN

Overview

The Board has approved and unanimously recommends that the stockholders approve the RumbleON, Inc. 2017 Stock Incentive Plan (the “Plan”), covering the issuance of twelve percent (12%) of all issued and outstanding Class B common stock, par value $0.001 per share, of the Company (“Common Stock”) from time to time. The primary purpose of the Plan is to attract, retain, reward and motivate certain individuals by providing them with an opportunity to acquire or increase a proprietary interest in the Company and to incentivize them to expend maximum effort for the growth and success of the Company, so as to strengthen the mutuality of the interests between such individuals and the stockholders of the Company.

The following discussion summarizes the material terms of the Plan. This discussion is not intended to be complete and is qualified in its entirety by reference to the full text of the Plan, a copy of which is attached to this proxy statement as Annex A.

Administration

The Plan is administered by the Compensation Committee of the Board (for purpose of this description of the Plan, the “Committee”). If no Committee exists, the independent Board members will exercise the functions of the Committee.

All grants under the Plan will be evidenced by a grant agreement (an “Award Agreement”) that will incorporate the terms and conditions as the Committee deems necessary or appropriate.

Coverage Eligibility and Annual Grant Limits

The Plan provides for the issuance of awards (each, an “Award”) consisting of stock options (“Options”), stock appreciation rights (“SARs”), restricted stock (“Restricted Stock”), restricted stock units (“RSUs”), performance shares (“Performance Shares”) and performance units (“Performance Units”). Incentive stock options (“ISOs”) may be granted under the Plan only to our employees. Our employees, consultants, directors, independent contractors and certain prospective employees who have committed to become an employee are eligible to receive all other types of awards under the Plan (each an “Eligible Individual”).

The granting of Awards under the Plan shall be subject to the following limitations: (i) a maximum of 768,000 shares of common stock may be subject to grants of ISOs; (ii)  a maximum of 768,000 of shares may be subject to grants of Options or SARs to any one Eligible Individual during any one fiscal year; (iii) a maximum of 768,000 of such shares may be subject to grants of Performance Shares, Restricted Stock, RSUs, and Awards of common stock to any one Eligible Individual during any one fiscal year; and (iv) the maximum value on the date of grant of Performance Units which may be granted to any one Eligible Individual during any one fiscal year shall be $1,000,000.

Shares Reserved for Issuance Under the Plan

Subject to adjustment as described below and under the section entitled “Change in Control”, the total number of shares of Common Stock that may be issued pursuant to Awards granted under the Plan shall be twelve percent (12%) of all issued and outstanding Common Stock from time to time. Notwithstanding the foregoing, if any Award is cancelled, forfeited or terminated for any reason prior to exercise, delivery or becoming vested in full, the shares of Common Stock that were subject to such Award shall, to the extent cancelled, forfeited or terminated, immediately become available for future Awards granted under this Plan; provided, however, that any shares of Common Stock subject to an Award which is cancelled, forfeited or terminated in order to pay the exercise price of a stock option, purchase price or any taxes or tax withholdings on an award shall not be available for future Awards granted under this Plan.

If the outstanding shares of common stock are increased or decreased or changed into or exchanged for a different number or kind of shares or other securities by reason of any recapitalization, reclassification, reorganization, stock split, reverse split, combination of shares, exchange of shares, stock dividend or other distribution payable in capital stock of the Company or other increase or decrease in such shares effected without receipt of consideration by the Company, an appropriate and proportionate adjustment shall be made by the Committee to: (i) the aggregate number and kind of shares of common stock available under the Plan, (ii) the calculation of the reduction of shares of common stock available under the Plan, (iii) the number and kind of shares of common stock issuable pursuant to outstanding Awards granted under the Plan and/or (iv) the exercise price of outstanding Options or SARs granted under the Plan. No fractional shares of common stock or units of other securities shall be issued pursuant to any such adjustment, and any fractions resulting from any such adjustment shall be eliminated in each case by rounding downward to the nearest whole share or unit. Any adjustments made to any ISO shall be made in accordance with Section 424 of the Internal Revenue Code of 1986, as amended (the “Code”).

Stock Options

The Committee acting in its absolute discretion has the right to grant Options to Eligible Individuals to purchase shares of common stock. Each grant shall be evidenced by an option certificate setting forth whether the Option is an ISO, which is intended to qualify for special tax treatment under Section 422 of the Code, or a non-qualified incentive stock option (“Non-ISO”). Each Option granted under the Plan entitles the holder thereof to purchase the number of shares of common stock specified in the grant at the exercise price specified in the related option certificate. At the discretion of the Committee, the option certificate can provide for payment of the exercise price either in cash, by check, bank draft, money order, in common stock and by any other method which the Committee, in its sole and absolute discretion and to the extent permitted by applicable law, may permit.

The terms and conditions of each Option granted under the Plan will be determined by the Committee, but no Option will be granted at an exercise price which is less than the fair market value of the common stock on the grant date (generally, the closing price for the common stock on the principal securities exchange on which the common stock is traded or listed on the date the Option is granted or, if there was no closing price on that date, on the last preceding date on which a closing price was reported). In addition, if the Option is an ISO that is granted to a 10% stockholder of the Company, the Option exercise price will be no less than 110% of the fair market value of the shares of common stock on the grant date. Except for adjustments as described under “Shares Reserved for Issuance Under the Plan” above and “Change in Control” below, without the approval of the Company’s stockholders, the option price shall not be reduced after the Option is granted, an Option may not be cancelled in exchange for cash or another Award, and no other action may be made with respect to an Option that would be treated as a repricing under the rules and regulations of the principal securities exchange on which the common stock is traded.

No Options may be exercised prior to the satisfaction of the conditions and vesting schedule provided for in the Plan and in the Award Agreement relating thereto. No Option may be exercisable more than 10 years from the grant date, or, if the Option is an ISO granted to a 10% stockholder of the Company, it may not be exercisable more than 10 years from the grant date. Moreover, no Option will be treated as an ISO to the extent that the aggregate fair market value of the common stock subject to the Option (determined as of the date the ISO was granted) which would first become exercisable in any calendar year exceeds $100,000. The Committee may not, as part of an Option grant, provide for an Option reload feature whereby an additional Option is automatically granted to pay all or a part of the Option exercise price or a part of any related tax withholding requirement.

Restricted Stock and Restricted Stock Units

The Committee may grant to such Eligible Individuals as the Committee may determine, Restricted Stock and RSUs, in such amounts and on such terms and conditions as the Committee shall determine in its sole and absolute discretion. The Committee shall impose such restrictions on any Restricted Stock and RSUs granted pursuant to the Plan as it may deem advisable including, without limitation, time-based vesting restrictions or the attainment of performance goals (“Performance Goals”). With respect to a grant of Restricted Stock, the Company may issue a certificate evidencing such Restricted Stock to the Eligible Individual or issue and hold such shares of Restricted Stock for the benefit of the Eligible Individual until the applicable restrictions expire. The Company may legend the certificate representing Restricted Stock to give appropriate notice of such restrictions. Unless otherwise provided in an Award Agreement, until the expiration of all applicable restrictions, (i) the Restricted Stock shall be treated as outstanding, (ii) the Eligible Individual holding shares of Restricted Stock may exercise full voting rights with respect to such shares, and (iii) the Eligible Individual holding shares of Restricted Stock shall be entitled to receive all dividends and other distributions paid with respect to such shares while they are so held. If any such dividends or distributions are paid in shares of common stock, such shares shall be subject to the same restrictions on transferability and forfeitability as the shares of Restricted Stock with respect to which they were paid. Notwithstanding anything to the contrary, at the discretion of the Committee, all such dividends and distributions may be held in escrow by the Company (subject to the same restrictions on forfeitability) until all restrictions on the respective Restricted Stock have lapsed. Holders of the RSUs shall not have any of the rights of a stockholder, including the right to vote or receive dividends and other distributions, until common stock shall have been issued in the Eligible Individual’s name pursuant to the RSUs; provided, however the Committee, in its sole and absolute discretion, may provide for dividend equivalents on vested RSUs.

Unless otherwise provided in the Plan or Award Agreement, common stock will be issued with respect to RSUs no later than March 15 of the year immediately following the year in which the RSUs are first no longer subject to a substantial risk of forfeiture as such term is defined in Section 409A of the Code and the regulations issued thereunder (“RSU Payment Date”). In the event that the Eligible Individual has elected to defer the receipt of common stock pursuant to an Award Agreement beyond the RSU Payment Date, then the common stock will be issued at the time specified in the Award Agreement or related deferral election form. In addition, unless otherwise provided in the Award Agreement, if the receipt of common stock is deferred past the RSU Payment Date, dividend equivalents on the common stock covered by the RSUs shall be deferred until the RSU Payment Date.

Stock Appreciation Rights

The Committee has the right to grant SARs to Eligible Individuals in such amounts and on such terms and conditions as the Committee shall determine in its sole and absolute discretion. Unless otherwise provided in an Award Agreement, the terms and conditions (including, without limitation, the limitations on the exercise price, exercise period, repricing and termination) of the SAR shall be substantially identical to the terms and conditions that would have been applicable were the grant of the SAR a grant of an Option. Unless otherwise provided in an Award Agreement, upon exercise of a SAR the Eligible Individual shall be entitled to receive payment, in cash, in shares of common stock, or in a combination thereof, as determined by the Committee in its sole and absolute discretion. The amount of such payment shall be determined by multiplying the excess, if any, of the fair market value of a share of common stock on the date of exercise over the fair market value of a share of common stock on the grant date, by the number of shares of common stock with respect to which the SAR are then being exercised. Notwithstanding the foregoing, the Committee may limit in any manner the amount payable with respect to a SAR by including such limitation in the Award Agreement.

Performance Shares and Performance Units

Performance Shares and Performance Units may be granted to Eligible Individuals under the Plan. The applicable Award Agreement shall set forth (i) the number of Performance Shares or the dollar value of Performance Units granted to the participant; (ii) the performance period and Performance Goals with respect to each such Award; (iii) the threshold, target and maximum shares of common stock or dollar values of each Performance Share or Performance Unit and corresponding Performance Goals; and (iv) any other terms and conditions as the Committee determines in its sole and absolute discretion. Unless otherwise provided in an Award Agreement, the Committee shall determine in its sole and absolute discretion whether payment with respect to the Performance Share or Performance Unit shall be made in cash, in shares of common stock, or in a combination thereof.

Performance Goals

Performance Goals will be based on one or more of the following criteria: (i) the Company’s enterprise value or value creation targets; (ii) the Company’s after-tax or pre-tax profits including, without limitation, that attributable to Company’s continuing and/or other operations; (iii) the Company’s operational cash flow or working capital, or a component thereof; (iv) the Company’s operational costs, or a component thereof; (v) limiting the level of increase in all or a portion of bank debt or other of the Company’s long-term or short-term public or private debt or other similar financial obligations of the Company, which may be calculated net of cash balances and/or other offsets and adjustments as may be established by the Committee; (vi) earnings per share or earnings per share from the Company’s continuing operations; (vii) the Company’s net sales, revenues, net income or earnings before income tax or other exclusions; (viii) the Company’s return on capital employed or return on invested capital; (ix) the Company’s after-tax or pre-tax return on stockholder equity; (x) the attainment of certain target levels in the fair market value of the Company’s common stock; (xi) the growth in the value of an investment in the common stock assuming the reinvestment of dividends; and/or (xii) EBITDA (earnings before income tax, depreciation and amortization). In addition, Performance Goals may be based upon the attainment by a subsidiary, division or other operational unit of the Company of specified levels of performance under one or more of the measures described above. Further, the Performance Goals may be based upon the attainment by the Company (or a subsidiary, division, facility or other operational unit) of specified levels of performance under one or more of the foregoing measures relative to the performance of other corporations. To the extent permitted under Section 162(m) of the Code (including, without limitation, compliance with any requirements for stockholder approval), the Committee may, in its sole and absolute discretion: (i) designate additional business criteria upon which the Performance Goals may be based; (ii) modify, amend or adjust the business criteria described herein; or (iii) incorporate in the Performance Goals provisions regarding changes in accounting methods, corporate transactions (including, without limitation, dispositions or acquisitions) and similar events or circumstances. Performance Goals may include a threshold level of performance below which no Award will be earned, levels of performance at which an Award will become partially earned and a level at which an Award will be fully earned.

Other Awards

Awards of shares of Common Stock, phantom stock and other Awards that are valued in whole or in part by reference to, or otherwise based on, Common Stock, may also be made, from time to time, to Eligible Individuals as may be selected by the Committee. Each such Award shall be evidenced by an Award Agreement between the Eligible Individual and the Company which shall specify the number of shares of Common Stock subject to the Award, any consideration therefore, any vesting or performance requirements, and such other terms and conditions as the Committee shall determine in its sole and absolute discretion.

Non-Transferability

No Award will be transferable by an Eligible Individual other than by will or the laws of descent and distribution, and any Option or SAR will (absent the Committee’s consent) be exercisable during an Eligible Individual’s lifetime only by the Eligible Individual, except that the Committee may provide in an Award Agreement that an Eligible Individual’s may transfer an award to a “family member”, as such term is defined in the Form S-8 Registration Statement under the Securities Act of 1933, as amended, under such terms and conditions as specified by the Committee.

Amendments to the Plan

The Plan may be amended by the Board to the extent that it deems necessary or appropriate provided, however, that the approval of the stockholders shall be required for any amendment: (i) that changes the class of individuals eligible to receive Awards under the Plan; (ii) that increases the maximum number of shares of common stock in the aggregate that may be subject to Awards that are granted under the Plan (except as otherwise permitted under the Plan); (iii) the approval of which is necessary to comply with federal or state law or with the rules of any stock exchange or automated quotation system on which the common stock may be listed or traded; or (iv) that proposed to eliminate a requirement provided herein that the stockholders of the Company must approve an action to be undertaken under the Plan. Except as expressly provided in the Plan, no amendment, suspension or termination of the Plan shall, without the consent of the holder of an Award, alter or impair rights or obligations under any Award theretofore granted under the Plan. Awards granted prior to the termination of the Plan may extend beyond the date the Plan is terminated and shall continue subject to the terms of the Plan as in effect on the date the Plan is terminated.

Change in Control

Upon the occurrence of a Change in Control (as defined in the Plan), the Committee may, in its sole and absolute discretion, provide on a case by case basis that (i) all Awards shall terminate, provided that participants shall have the right, immediately prior to the occurrence of such Change in Control and during such reasonable period as the Committee in its sole discretion shall determine and designate, to exercise any Award, (ii) all Awards shall terminate, provided that participants shall be entitled to a cash payment equal to the price per share of common stock paid in the Change in Control transaction, with respect to shares subject to the vested portion of the Award, net of the exercise price thereof, if applicable, (iii) in connection with a liquidation or dissolution of the Company, the Awards, to the extent vested, shall convert into the right to receive liquidation proceeds net of the exercise price (if applicable), (iv) accelerate the vesting of Awards and (v) any combination of the foregoing. In the event that the Committee does not terminate or convert an Award upon a Change in Control of the Company, then the Award shall be assumed, or substantially equivalent Awards shall be substituted, by the acquiring, or succeeding corporation (or an affiliate thereof).

Federal Income Tax Consequences

The rules concerning the federal income tax consequences of Awards under the Plan are technical, and reasonable persons may differ on their proper interpretation. Moreover, the applicable statutory and regulatory provisions are subject to change, as are their interpretations and applications, which may vary in individual circumstances. Therefore, the following discussion is designed to provide only a brief, general summary description of the federal income tax consequences associated with such grants, based on a good faith interpretation of the current federal income tax laws, regulations (including certain proposed regulations) and judicial and administrative interpretations. The following discussion does not set forth (1) any federal tax consequences other than income tax consequences or (2) any state, local or foreign tax consequences that may apply.

ISOs. In general, an employee will not recognize taxable income upon the grant or the exercise of an ISO. For purposes of the alternative minimum tax, however, the employee will be required to treat an amount equal to the difference between the fair market value of the common stock on the date of exercise over the option exercise price as an item of adjustment in computing the employee’s alternative minimum taxable income. If the employee does not dispose of the common stock received pursuant to the exercise of the ISO within either (1) two years after the date of the grant of the ISO or (2) one year after the date of the exercise of the ISO, a subsequent disposition of the common stock generally will result in long-term capital gain or loss to such individual with respect to the difference between the amount realized on the disposition and exercise price. The Company will not be entitled to any federal income tax deduction as a result of such disposition. In addition, the Company normally will not be entitled to take a federal income tax deduction on either the grant date or upon the exercise of an ISO.

If the employee disposes of the common stock acquired upon exercise of the ISO within either of the above-mentioned time periods, then in the year of such disposition, the employee generally will recognize ordinary income, and the Company will be entitled to a federal income tax deduction (provided the Company satisfies applicable federal income tax reporting requirements), in an amount equal to the lesser of (1) the excess of the fair market value of the common stock on the date of exercise over the option exercise price or (2) the amount realized upon disposition of the common stock over the exercise price. Any gain in excess of such amount recognized by the employee as ordinary income would be taxed to such individual as short-term or long-term capital gain (depending on the applicable holding period).

Non-ISOs. An Eligible Individual will not recognize any taxable income upon the grant of a Non-ISO, and the Company will not be entitled to take an income tax deduction at the time of such grant. Upon the exercise of a Non-ISO, the Eligible Individual generally will recognize ordinary income and the Company will be entitled to a federal income tax deduction (provided the Company satisfies applicable federal income tax reporting requirements) in an amount equal to the excess of the fair market value of the common stock on the date of exercise over the option exercise price. Upon a subsequent sale of the common stock by the Eligible Individual, such individual will recognize short-term or long-term capital gain or loss (depending on the applicable holding period).

SARs. An Eligible Individual will not recognize any taxable income upon the grant of a SAR, and the Company will not be entitled to take an income tax deduction at the time of such grant. An Eligible Individual will recognize ordinary income for federal income tax purposes upon the exercise of a SAR under the Plan for cash, common stock or a combination of cash and common stock, and the amount of income that the Eligible Individual will recognize will depend on the amount of cash, if any, and the fair market value of the common stock, if any, that the Eligible Individual receives as a result of such exercise. The Company generally will be entitled to a federal income tax deduction in an amount equal to the ordinary income recognized by the Eligible Individual in the same taxable year in which the Eligible Individual recognizes such income, if the Company satisfies applicable federal income tax reporting requirements.

Restricted Stock. The Eligible Individual who receives Restricted Stock generally will not be subject to tax until the shares are no longer subject to forfeiture or restrictions on transfer for purposes of Section 83 of the Code (the “Restrictions”). At such time the Eligible Individual will be subject to tax at ordinary income rates on the fair market value of the Restricted Stock (reduced by any amount paid by the participant for such Restricted Stock). However, an Eligible Individual who makes an election under Section 83(b) of the Code within 30 days of the date of transfer of the shares will have taxable ordinary income on the date of transfer of the shares equal to the excess of the fair market value of such shares (determined without regard to the Restrictions) over the purchase price, if any, of such restricted shares. Any appreciation (or depreciation) realized upon a later disposition of such shares will be treated as long-term or short-term capital gain (or loss) depending upon how long the shares have been held. If a Section 83(b) election has not been made, any dividends received with respect to restricted shares that are subject to the Restrictions generally will be treated as compensation that is taxable as ordinary income to the participant and not eligible for the reduced tax rate applicable to dividends. The Company generally will be entitled to a federal income tax deduction in an amount equal to the ordinary income recognized by the Eligible Individual in the same taxable year in which the Eligible Individual recognizes such income, if the Company satisfies applicable federal income tax reporting requirements.

Restricted Stock Units. Generally, no income will be recognized upon the award of RSUs. An Eligible Individual who receives RSUs generally will be subject to tax at ordinary income rates on any cash received and the fair market value of any shares of common stock or other property on the date that such amounts are transferred to the Eligible Individual under the award (reduced by any amount paid by the Eligible Individual for such RSU). The Company generally will be entitled to a federal income tax deduction in an amount equal to the ordinary income recognized by the Eligible Individual in the same taxable year in which the Eligible Individual recognizes such income.

Performance Units and Performance Shares. No income generally will be recognized upon the grant of a Performance Unit or Performance Share. Upon payment in respect of a Performance Unit or Performance Share, the Eligible Individual generally will be required to include as taxable ordinary income in the year of receipt an amount equal to the amount of cash received and the fair market value of any nonrestricted shares of common stock or other property received. The Company generally will be entitled to a federal income tax deduction in an amount equal to the ordinary income recognized by the Eligible Individual in the same taxable year in which the Eligible Individual recognizes such income.

Code Section 162(m). Code Section 162(m) imposes a $1 million deduction limitation on the compensation paid to a public company’s most senior executives unless the compensation meets one of the exceptions to this limitation. One exception is for option grants made at fair market value. Another exception is for grants which are made subject to the satisfaction of one or more Performance Goals which are set in accordance with Code Section 162(m) and which are forfeited if there is a failure to satisfy those Performance Goals. The Plan has been designed so that the Committee can make grants which can satisfy the requirements for these exceptions.

New Stock Incentive Plan Benefits

The following table sets forth information regarding awards that have been made pursuant to the Plan from January 9, 2017 thru May 31, 2017 to the individuals and groups listed. All of these awards are subject to stockholder approval of the Plan and ratification of the awards. If stockholder approval is not obtained then the recipients will not receive the awards granted at this time.

Name	Position	Grant Date Fair Value of RSUs	Number of RSUs

Marshall Chesrown	Chairman and Chief Executive Officer	--	--
Steven R. Berrard	Director, Chief Financial Officer and Secretary	--	--
Denmar Dixon	Director	$122,500	35,000
Kartik Kakarala	Director	--	--
Mitch Pierce	Director	$122,500	35,000
Kevin Westfall	Director	$122,500	35,000
Executive Officer Group		--	--
Non-Executive Director Group		$367,500	105,000
Non-Executive Employee Group		$1,431,000	410,000

Vote Required and Board Recommendation

Approval of the Plan and ratification of the awards thereunder requires the affirmative vote of the holders of a majority of the shares of Common Stock represented in person or by proxy at the Annual Meeting. The Board unanimously recommends a vote “FOR” the approval of the RumbleON, Inc. 2017 Stock Incentive Plan and ratification of the awards thereunder.

PROPOSAL 3: SAY ON PAY PROPOSAL

Background of the Proposal

The Dodd−Frank Act requires all public companies to hold a separate non−binding advisory shareholder vote to approve the compensation of executive officers as described in the executive compensation tables and any related information in each such company’s proxy statement (commonly known as a “Say on Pay” proposal).  Pursuant to Section 14A of the Securities Exchange Act of 1934, as amended, we are holding a separate non-binding advisory vote on Say on Pay at the Annual Meeting.

Say on Pay Resolution

This Say on Pay proposal is set forth in the following resolution:

RESOLVED, that the stockholders of RumbleON, Inc. approve, on an advisory basis, the compensation of its named executive officers, as disclosed in the RumbleON, Inc.'s Proxy Statement for the 2017 Annual Meeting of Stockholders, pursuant to the compensation disclosure rules of the Securities and Exchange Commission, including the compensation tables, and any related information found in the proxy statement of RumbleON, Inc.

Because your vote on this proposal is advisory, it will not be binding on the Board, the Compensation Committee or the Company. However, the Compensation Committee will take into account the outcome of the vote when considering future executive compensation arrangements.

Vote Required and Board Recommendation

The vote required for the Say on Pay Proposal is a majority of the stock having voting power present in person or represented by proxy at the Annual Meeting. The Board recommends a vote “FOR” the Say on Pay proposal.

PROPOSAL 4: FREQUENCY OF SAY ON PAY PROPOSAL

Background of the Proposal

The Dodd−Frank Act also requires all public companies to hold a separate non−binding advisory shareholder vote with respect to the frequency of the vote on the Say on Pay proposal thereafter. Companies must give stockholders the choice of whether to cast an advisory vote on the Say on Pay proposal every year, every two years, or every three years (commonly known as the “Frequency Vote on Say on Pay”). Shareholders may also abstain from making a choice. After such initial votes are held, the Dodd−Frank Act requires all public companies to submit to their shareholders no less often than every six years thereafter the Frequency Vote on Say on Pay.  Pursuant to Section 14A of the Securities Exchange Act of 1934, as amended, we are holding a separate non-binding advisory vote on the frequency of Say on Pay in future years at the Annual Meeting.

Frequency Vote on Say on Pay

The Board believes that giving our stockholders the right to cast an advisory vote every year on their approval of the compensation arrangements of our named executive officers provides the Board sufficient time to thoughtfully evaluate and respond to stockholder input and effectively implement changes, as needed, to our executive compensation program.

Although the Board recommends that the Say on Pay proposal be voted on every year, our stockholders will be able to specify one of four choices for the frequency of the vote on the Say on Pay proposal as follows: (i) one year, (ii) two years, (iii) three years, or (iv) abstain.  This is an advisory vote and will not be binding on the Board or the Company, the Board may determine that it is in the best interests of our stockholders and the Company to hold an advisory vote on executive compensation more or less frequently than may be indicated by this advisory vote of our stockholders.  Nevertheless, the Compensation Committee will take into account the outcome this advisory vote when considering how frequently to seek an advisory vote on Say on Pay in future years.

Vote Required and Board Recommendation

The option receiving the highest number of votes will be deemed to be the preferred frequency of our stockholders. The Board recommends the selection of “ONE YEAR” as your preference for the frequency with which stockholders are provided an advisory vote on Say on Pay.

REPORT OF THE AUDIT COMMITTEE

The Audit Committee reviews the Company's financial reporting process on behalf of the Board. Management has the primary responsibility for establishing and maintaining adequate internal control over financial reporting for preparing the financial statements and for the report process. The Audit Committee members do not serve as professional accountants or auditors, and their functions are not intended to duplicate or to certify the activities of management or the independent public accounting firm. We have engaged Scharf Pera & Co., PLLC (“Scharf Pera”) as our independent public accountants to report on the conformity of the Company's financial statements to accounting principles generally accepted in the United States. In this context, the Audit Committee hereby reports as follows:

1.
The Audit Committee has reviewed and discussed the audited financial statements with management of the Company.

2.
The Audit Committee has discussed with Scharf Pera the matters required to be discussed under Public Company Accounting Oversight Board ("PCAOB") Auditing Standards No. 1301, Communications with Audit Committees.

3.
The Audit Committee has also received the written disclosures and the letter from Scharf Pera required by applicable requirements of the PCAOB regarding the independent accountant's communications with the Audit Committee concerning independence and the Audit Committee has discussed the independence of Scharf Pera with that firm.

4.
Based on the review and discussion referred to in paragraphs (1) through (3) above, the Audit Committee recommended to the Board and the Board approved the inclusion of the audited financial statements in the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 2016, for filing with the SEC.

The foregoing has been furnished by the Audit Committee:

Denmar Dixon, Chairman
Kevin Westfall

This "Audit Committee Report" is not "Soliciting Material," is not deemed filed with the SEC and it not to be incorporated by reference in any filing of the Company under the Securities Act of 1933, as amended or the Securities Exchange Act of 1934, whether made before or after the date hereof and irrespective of any general incorporation language in any such filing.

CHANGES IN INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

On December 16, 2016, the Board approved the dismissal of Seale & Beers, CPAs (“Seale & Beers”) as the Company’s independent registered public accounting firm, effective December 16, 2016.

Seale & Beers audited the Company’s financial statements for the years ended November 30, 2015 and November 30, 2014. Seale & Beers’ reports on the Company’s financial statements for the years ended November 30, 2015 and November 30, 2014 did not contain any adverse opinion or disclaimer of opinion, nor were the reports qualified or modified as to uncertainty, audit scope or accounting principles. However, the Seale & Beers’ reports on the Company’s financial statements for the years ended November 30, 2015 and November 30, 2014 each contained an explanatory paragraph noting there was substantial doubt as to the Company’s ability to continue as a going concern.

In connection with Seale & Beers' audit of the Company’s financial statements for the fiscal years ended November 30, 2015 and November 30, 2014 and through the subsequent interim period ended December 16, 2016, the Company has had no disagreement with Seale & Beers on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreement, if not resolved to the satisfaction of Seale & Beers, would have caused Seale & Beers to make a reference to the subject matter of the disagreements in connection with its reports on the financial statements for the fiscal year ended November 30, 2015 and November 30, 2014.

On December 20, 2016, the Board also approved the engagement of Scharf Pera as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2016. The engagement of Scharf Pera was effective December 20, 2016. During the fiscal years ended November 30, 2014 and November 30, 2015, and the subsequent interim period through December 20, 2016, neither the Company nor anyone on its behalf consulted with Scharf Pera regarding either (i) the application of accounting principles to a specific completed or proposed transaction or the type of audit opinion that might be rendered on the Company’s financial statements, and Scharf Pera did not provide written reports or oral advice that was an important factor considered by the Company in reaching a decision as to any accounting, auditing or financial reporting issue during such periods or (ii) any matter that was either the subject of a disagreement (as defined in Item 304(a)(i)(iv) of Regulation S-K and related instructions to such item) or a reportable event (as described in Item 304(a)(i)(v) of Regulation S-K).

POLICY FOR APPROVAL OF AUDIT AND PERMITTED NON-AUDIT SERVICES

In May 2017, the Audit Committee adopted a policy and related procedures requiring its pre-approval of all audit and non-audit services to be rendered by its independent registered public accounting firm. These policies and procedures are intended to ensure that the provision of such services do not impair the independent registered public accounting firm’s independence. These services may include audit services, audit-related services, tax services and other services. The policy provides for the annual establishment of fee limits for various types of audit services, audit-related services, tax services and other services, within which the services are deemed to be pre-approved by the Audit Committee. The independent registered public accounting firm is required to provide to the Audit Committee back-up information with respect to the performance of such services.

The Audit Committee has delegated to its Chair the authority to pre-approve services, up to a specified fee limit, to be rendered by the independent registered public accounting firm and requires that the Chair report to the Audit Committee any pre-approval decisions made by the Chair at the next scheduled meeting of the Audit Committee.

As described above, the Board established the Audit Committee in January 2017. All services provided by Scharf Pera and Seale & Beers during the fiscal years ended December 31, 2016 and December 31, 2015 were approved by the Board.

AUDITOR FEES AND SERVICES

Description of services:	Year Ended December 31, 2016	Year Ended December 31, 2015
Audit Fees (1)	$41,233	(3)
Audit-Related Fees	--	(3)
Tax Fees	--	(3)
All Other Fees (2)	$17,117	--
Total Fees	58,350	(3)

(1)
Audit fees consist of fees billed by Scharf Pera during 2017 for (1) audit of the Company’s fiscal year ended November 30, 2015, (2) the audit of the Company’s one month ended December 31, 2015, (3) the audit of the Company’s year ended December 31, 2016 and (4) review of the Company’s unaudited financial statements for the three months ended March 30, 2017. Scharf Pera billed no fees during the year ended December 31, 2016.
(2)
All other fees consists of fees billed during 2017 by Scharf Pera for the audit of the acquisition of NextGen.
(3)
During the year ended December 31, 2016, Seale & Beers billed the Company an aggregate of $12,273 in audit fees.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

We have been a party to the following transactions since December 1, 2015, in which the amount involved exceeds $120,000 and in which any director, executive officer, or holder of more than 5% of any class of our voting stock, or any member of the immediate family of or entities affiliated with any of them, had or will have a material interest.

Related Party Loans Before Change in Control

As of December 31, 2015, the Company had loans of $141,000 and accrued interest of $13,002 due to an entity that is owned and controlled by a family member of Pamela Elliot, a former officer and director of the Company.  All convertible notes and related party notes outstanding, including interests, of $175,909 as of July 13, 2016 were paid in full in July 2016 in connection with the change in control.  For a description of the change in control, see the section, Change in Control, above.

Select Dealer

A key component of the Company’s business model is to use partner dealers in the acquisition of motorcycles as well as utilize these dealer partners to provide inspection, reconditioning and distribution services. Correspondingly, the Company will earn fees and transaction income, and the dealer partner will earn incremental revenue and enhance profitability through increased sales, leads, and fees from inspection, reconditioning and distribution programs. These dealer partners will be designated by the Company as Select Dealers. In connection with the development of the Select Dealer program the Company has already been testing various aspects of the program by utilizing a dealership (“the Test Dealer”) to which Mr. Chesrown has provided financing in the form of a $400,000 convertible promissory note. The note matures on May 1, 2019, interest is payable monthly at 5% per annum and can be converted into a 25% ownership interest in the Test Dealer at any time. The test dealer is expected to be named a Select Dealer by an agreement with the same material terms as the Company’s other Select Dealer agreements.

In addition, the Company presently intends to sublease warehouse space from the test dealer that is separate and distinct from the location of the test dealer, on the same terms as paid by the test dealer. This subleased facility would then serve as the northwestern regional distribution center for the Company.

2016 Financing

In July 2016, Berrard Holdings loaned the Company, and the Company executed a promissory note, in the principal amount of $191,858 payable to Berrard Holdings (the “Note”). Pursuant to the Note, the Company is obligated to repay $191,858 with interest thereon at the rate of 6% per annum. The maturity date of the Note is July 13, 2026 (the "Maturity Date"). Further, the Note provided that from the date of an equity financing of at least $500,000 through the Maturity Date, Berrard Holdings has the right to convert the outstanding balance under the Note into shares of capital stock of the Company being issued in such qualified financing (“Qualified Financing Securities”) at a conversion price equal to the greater of (i) $0.06 and (ii) fifty percent (50%) of the price per share at which the Qualified Financing Securities are sold by the Company in the qualified financing (the “Conversion Price”). The November 2016 Private Placement (as described below) was completed on November 28, 2016 and is considered a qualified financing; as such, the Conversion Price of the Note has been established at $0.75.

Effective August 31, 2016, the principal amount of the Note was amended to include an additional $5,500 loaned to the Company, on the same terms as the original Note. As of December 31, 2016, the total amount owed was $197,358 plus accrued interest of $5,580.

On March 31, 2017, we issued 275,312 shares of Class B common stock upon full conversion of the Note, having an aggregate principal amount, including accrued interest, of $206,484 and a conversion price of $0.75 per share.

November 2016 Private Placement

On November 28, 2016, the Company completed a private placement with certain purchasers, with respect to the sale of an aggregate of 900,000 shares of Class B common stock of the Company at a purchase price of $1.50 per share for total consideration of $1,350,000. In connection with the private placement, the Company also entered into the loan agreements, pursuant to which the purchasers will loan to the Company their pro rata share of up to $1,350,000 in the aggregate upon the request of the Company at any time on or after January 31, 2017 and before November 1, 2020.

In connection with the private placement, Blue Flame Capital, LLC, an entity controlled by Denmar Dixon (“Blue Flame”), one of the Company's directors, paid $250,000 for 166,667 shares of the Company's Class B common stock. Also, in connection with the private placement, Ralph Wegis, a holder of more than 5% of our Class B common stock, paid $799,999.50 for 533,333 shares of the Company's Class B common stock.

On March 31, 2017, the Company completed funding of the second tranche of the private placement pursuant to which, the purchasers each received their pro rata share of (1) 1,161,920 shares of Class B common stock and (2) a promissory note in the aggregate principal amount of $667,000, in consideration of cancellation of loan agreements having an aggregate principal amount committed by the purchasers of $1,350,000. As a result, Blue Flame received 645,512 shares of Class B common stock and a promissory note in the principal amount of $370,556, and Mr. Wegis received 258,204 shares of Class B common stock, and a promissory note in the principal amount of $148,222.

Consulting Agreement

In connection with the acquisition of NextGen Dealer Solutions, LLC (“NextGen”), on February 8, 2017, the Company entered into a Consulting Agreement (the “Consulting Agreement”) with Kartik Kakarala, who formerly served as the Chief Executive Officer of NextGen and now serves as a director of the Company. Pursuant to the Consulting Agreement, Mr. Kakarala will serve as a consultant to the Company. The Consulting Agreement may be cancelled by either party, effective upon delivery of a written notice to the other party. Mr. Kakarala’s compensation pursuant to the Consulting Agreement will be $5,000 per month.  During the first quarter of 2017, the Company paid a total of $5,000 under the Consulting Agreement.

Services Agreement

In connection with the NextGen acquisition, on February 8, 2017, the Company entered into a Services Agreement (the “Services Agreement”) with Halcyon Consulting, LLC (“Halcyon”), to provide development and support services to the Company. Mr. Kakarala currently serves as the Chief Executive Officer of Halcyon. Pursuant to the Services Agreement, the Company will pay Halcyon hourly fees for specific services, set forth in the Services Agreement, and such fees may increase on an annual basis, provided that the rates may not be higher than 110% of the immediately preceding year’s rates. The Company will reimburse Halcyon for any reasonable travel and pre-approved out-of-pocket expenses in connection with its services to the Company. During the first quarter of 2017, the Company paid a total of $184,470 under the Services Agreement.

March 2017 Private Placement

On March 31, 2017, the Company completed the sale of 620,000 shares of Class B common stock in a private placement at a price of $4.00 per share. Officers and directors of the Company acquired 175,000 shares of Class B common stock in the private placement as follows: Mr. Chesrown – 62,500 shares, Mr. Berrard (through Berrard Holdings) – 62,500 shares, Mr. Pierce – 37,500 shares and Mr. Westfall – 12,500 shares.

Related Party Transaction Policy

In May 2017, our Board adopted a formal policy that our executive officers, directors, holders of more than 5% of any class of our voting securities, and any member of the immediate family of and any entity affiliated with any of the foregoing persons, are not permitted to enter into a related party transaction with us without the prior consent of the Audit Committee, or other independent members of our board of directors if it is inappropriate for the Audit Committee to review such transaction due to a conflict of interest. Any request for us to enter into a transaction with an executive officer, director, principal stockholder, or any of their immediate family members or affiliates, in which the amount involved exceeds $120,000 must first be presented to the Audit Committee for review, consideration and approval. In approving or rejecting any such proposal, the Audit Committee is to consider the relevant facts and circumstances available and deemed relevant to the audit committee, including, whether the transaction is on terms no less favorable than terms generally available to an unaffiliated third party under the same or similar circumstances and the extent of the related party’s interest in the transaction. The related party transactions described above were entered into before the adoption of this policy.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Exchange Act requires that our directors, executive officers, and persons who beneficially own 10% or more of our stock file with the Securities and Exchange Commission initial reports of ownership and reports of changes in ownership of our stock and our other equity securities. To our knowledge, based solely on a review of the copies of such reports furnished to us and written representations that no other reports were required, during the year ended December 31, 2016, our directors, executive officers, and greater than 10% beneficial owners complied with all such applicable filing requirements, except each of Berrard Holdings and Marshall Chesrown untimely filed a Form 3 and a Form 4 reporting one transaction.

OTHER MATTERS

A copy of our Form 10-K for the year ended December 31, 2016, without exhibits, is being mailed with this proxy statement. Stockholders are referred to the Form 10-K for financial and other information about the Company.

Additional copies of our Form 10-K for the year ended December 31, 2016 may be obtained without charge by writing to Investor Relations, RumbleON, Inc., 4521 Sharon Road, Suite 370, Charlotte, North Carolina 28211. Exhibits will be furnished upon request. The SEC maintains a web site that contains reports, proxy and information statements and other information regarding registrants that file electronically with the SEC. The address of such site is http://www.sec.gov.

Annex A

RUMBLEON, INC.

2017 STOCK INCENTIVE PLAN

1. ESTABLISHMENT, EFFECTIVE DATE AND TERM

RumbleON, Inc., a Nevada corporation, hereby establishes the RumbleON, Inc. 2017 Stock Incentive Plan. The Effective Date of the Plan shall be the later of: (i) the date the Plan was approved by the Board, and (ii) the date the Plan was approved by stockholders of Company in accordance with the laws of the State of Nevada. Unless earlier terminated pursuant to Section 14(k) hereof, the Plan shall terminate on the tenth anniversary of the Effective Date. Capitalized terms used herein are defined in Annex A attached hereto.

2. PURPOSE

The purpose of the Plan is to enable the Company to attract, retain, reward, and motivate Eligible Individuals by providing them with an opportunity to acquire or increase a proprietary interest in the Company and to incentivize them to expend maximum effort for the growth and success of the Company, so as to strengthen the mutuality of the interests between the Eligible Individuals and the stockholders of the Company.

3. ELIGIBILITY

Awards may be granted under the Plan to any Eligible Individual, as determined by the Committee from time to time, on the basis of their importance to the business of the Company, pursuant to the terms of the Plan.

4. ADMINISTRATION

(a)           Committee. The Plan shall be administered by the Committee, which shall have the full power and authority to take all actions, and to make all determinations not inconsistent with the specific terms and provisions of the Plan and deemed by the Committee to be necessary or appropriate to the administration of the Plan, any Award granted or any Award Agreement entered into hereunder. The Committee may correct any defect or supply any omission or reconcile any inconsistency in the Plan or in any Award Agreement in the manner and to the extent it shall deem expedient to carry the Plan into effect as it may determine in its sole discretion. The decisions by the Committee shall be final, conclusive, and binding with respect to the interpretation and administration of the Plan, any Award, or any Award Agreement entered into under the Plan.

(b)           Delegation to Officers or Employees. The Committee may designate officers or employees of the Company to assist the Committee in the administration of the Plan. The Committee may delegate authority to officers or employees of the Company to grant Awards and execute Award Agreements or other documents on behalf of the Committee in connection with the administration of the Plan, subject to whatever limitations or restrictions the Committee may impose and in accordance with applicable law.

(c)           Designation of Advisors. The Committee may designate professional advisors to assist the Committee in the administration of the Plan. The Committee may employ such legal counsel, consultants, and agents as it may deem desirable for the administration of the Plan and may rely upon any advice and any computation received from any such counsel, consultant, or agent. The Company shall pay all expenses and costs incurred by the Committee for the engagement of any such counsel, consultant, or agent.

(d)           Participants Outside the U.S. In order to conform with the provisions of local laws and regulations of foreign countries which may affect the Awards or the Participants, the Committee shall have the sole discretion to (i) modify the terms and conditions of the Awards granted under the Plan to Eligible Individuals located outside the United States; (ii) establish subplans with such modifications as may be necessary or advisable under the circumstances present by local laws and regulations; and (iii) take any action which it deems advisable to comply with or otherwise reflect any necessary governmental regulatory procedures, or to obtain any exemptions or approvals necessary with respect to the Plan or any subplan established hereunder.

(e)           Liability and Indemnification. No Covered Individual shall be liable for any action or determination made in good faith with respect to the Plan, any Award granted hereunder or any Award Agreement entered into hereunder. The Company shall, to the maximum extent permitted by applicable law and the Articles of Incorporation and Bylaws of the Company, indemnify and hold harmless each Covered Individual against any cost or expense (including reasonable attorney fees reasonably acceptable to the Company) or liability (including any amount paid in settlement of a claim with the approval of the Company), and amounts advanced to such Covered Individual necessary to pay the foregoing at the earliest time and to the fullest extent permitted, arising out of any act or omission to act in connection with the Plan, any Award granted hereunder or any Award Agreement entered into hereunder. Such indemnification shall be in addition to any rights of indemnification such individuals may have under other agreements, applicable law or under the Articles of Incorporation or Bylaws of the Company. Notwithstanding anything else herein, this indemnification will not apply to the actions or determinations made by a Covered Individual with regard to Awards granted to such Covered Individual under the Plan or arising out of such Covered Individual’s own fraud or bad faith.

5. SHARES OF COMMON STOCK SUBJECT TO PLAN

(a)           Shares Available for Awards. The Common Stock that may be issued pursuant to Awards granted under the Plan shall be treasury shares or authorized but unissued shares of the Common Stock. The maximum number of shares of Common Stock that may be issued pursuant to Awards granted under the Plan shall be twelve percent (12%) of all issued and outstanding Common Stock from time to time.

(b)           Certain Limitations on Specific Types of Awards. The granting of Awards under this Plan shall be subject to the following limitations:

(i)           With respect to the shares of Common Stock issuable pursuant to this Section, a maximum of 768,000 of such shares may be subject to grants of Incentive Stock Options;

(ii)           With respect to the shares of Common Stock issuable pursuant to this Section, a maximum of 768,000 of such shares may be subject to grants of Options or Stock Appreciation Rights to any one Covered Employee during any one fiscal year;

(iii)          With respect to the shares of Common Stock issuable pursuant to this Section, a maximum of 768,000 of such shares may be subject to grants of Performance Shares, Restricted Stock, Restricted Stock Units and Awards of Common Stock to any one Covered Employee during any one fiscal year; and

(iv)           The maximum value at Grant Date of grants of Performance Units which may be granted to any one Covered Employee during any one fiscal year shall be One Million Dollars ($1,000,000).

(c)           Reduction of Shares Available for Awards. Upon the granting of an Award, the number of shares of Common Stock available for issuance under this Section for the granting of further Awards shall be reduced as follows:

(i)           In connection with the granting of an Option or Stock Appreciation Right, the number of shares of Common Stock shall be reduced by the number of shares of Common Stock subject to the Option or Stock Appreciation Right;

(ii)          In connection with the granting of an Award that is settled in Common Stock, other than the granting of an Option or Stock Appreciation Right, the number of shares of Common Stock shall be reduced by the number of shares of Common Stock subject to the Award; and

(iii)         Awards settled in cash or property other than Common Stock shall not count against the total number of shares of Common Stock available to be granted pursuant to the Plan.

(d)           Cancelled, Forfeited, or Surrendered Awards. Notwithstanding anything to the contrary in this Plan, if any award under this Plan is cancelled, forfeited or terminated for any reason prior to exercise, delivery or becoming vested in full, the shares of Common Stock that were subject to such Award shall, to the extent cancelled, forfeited or terminated, immediately become available for future Awards granted under this Plan; provided, however, that any shares of Common Stock subject to an Award which is cancelled, forfeited or terminated in order to pay the exercise price of a stock option, purchase price or any taxes or tax withholdings on an award shall not be available for future Awards granted under this Plan.

(e)           Recapitalization. If the outstanding shares of Common Stock are increased or decreased or changed into or exchanged for a different number or kind of shares or other securities by reason of any recapitalization, reclassification, reorganization, stock split, reverse split, combination of shares, exchange of shares, stock dividend or other distribution payable in capital stock of the Company or other increase or decrease in such shares effected without receipt of consideration by the Company occurring after the Effective Date, an appropriate and proportionate adjustment shall be made by the Committee to: (i) the aggregate number and kind of shares of Common Stock available under the Plan (including, but not limited to, the limits of the number of shares of Common Stock described in Section 5(b)), (ii) the calculation of the reduction of shares of Common Stock available under the Plan, (iii) the number and kind of shares of Common Stock issuable pursuant to outstanding Awards granted under the Plan and/or (iv) the Exercise Price of outstanding Options or Stock Appreciation Rights granted under the Plan. No fractional shares of Common Stock or units of other securities shall be issued pursuant to any such adjustment under this Section 5(e), and any fractions resulting from any such adjustment shall be eliminated in each case by rounding downward to the nearest whole share or unit. Any adjustments made under this Section 5(e) with respect to any Incentive Stock Options must be made in accordance with Code Section 424.

6. RESTRICTED STOCK AND RESTRICTED STOCK UNITS

(a)           Grant of Restricted Stock and Restricted Stock Units. Subject to the terms and conditions of the Plan, the Committee may grant to such Eligible Individuals as the Committee may determine, Restricted Stock or Restricted Stock Units, in such amounts and on such terms and conditions as the Committee shall determine in its sole and absolute discretion. Each grant of Restricted Stock and Restricted Stock Units shall satisfy the requirements as set forth in this Section.

(b)           Restrictions. The Committee shall impose such restrictions on any Restricted Stock or Restricted Stock Unit granted pursuant to the Plan as it may deem advisable including, without limitation, time-based vesting restrictions or the attainment of Performance Goals. The determination with respect to achievement of Performance Goals shall be made pursuant to Section 9 hereof.

(c)           Certificates and Certificate Legend. With respect to a grant of Restricted Stock, the Company may issue a certificate evidencing such Restricted Stock to the Participant or issue and hold such shares of Restricted Stock for the benefit of the Participant until the applicable restrictions expire. The Company may legend the certificate representing Restricted Stock to give appropriate notice of such restrictions. In addition to any such legends, each certificate representing shares of Restricted Stock granted pursuant to the Plan shall bear the following legend:

“Shares of stock represented by this certificate are subject to certain terms, conditions, and restrictions on transfer as set forth in the RumbleON, Inc. 2017 Stock Incentive Plan (the “Plan”), and in an agreement entered into by and between the registered owner of such shares and RumbleON, Inc. (the “Company”), dated ___, 20__ (the “Award Agreement”). A copy of the Plan and the Award Agreement may be obtained from the Secretary of the Company.”

(d)           Removal of Restrictions. Except as otherwise provided in the Plan, shares of Restricted Stock shall become freely transferable by the Participant upon the lapse of the applicable restrictions. Once the shares of Restricted Stock are released from the restrictions, the Participant shall be entitled to have the legend required by paragraph (c) above removed from the share certificate evidencing such Restricted Stock and the Company shall pay or distribute to the Participant all dividends and distributions held in escrow by the Company with respect to such Restricted Stock, if any.

(e)           Stockholder Rights. Unless otherwise provided in an Award Agreement, until the expiration of all applicable restrictions, (i) the Restricted Stock shall be treated as outstanding, (ii) the Participant holding shares of Restricted Stock may exercise full voting rights with respect to such shares, and (iii) the Participant holding shares of Restricted Stock shall be entitled to receive all dividends and other distributions paid with respect to such shares while they are so held. If any such dividends or distributions are paid in shares of Common Stock, such shares shall be subject to the same restrictions on transferability and forfeitability as the shares of Restricted Stock with respect to which they were paid. Notwithstanding anything to the contrary, at the discretion of the Committee, all such dividends and distributions may be held in escrow by the Company (subject to the same restrictions on forfeitability) until all restrictions on the respective Restricted Stock have lapsed. Holders of the Restricted Stock Units shall not have any of the rights of a stockholder, including the right to vote or receive dividends and other distributions, until Common Stock shall have been issued in the Participant’s name pursuant to the Restricted Stock Units.

(f)           Termination of Service. Unless otherwise provided in an Award Agreement, if a Participant’s employment or other service with the Company terminates for any reason, all unvested shares of Restricted Stock and Restricted Stock Units held by the Participant and any dividends or distributions held in escrow by the Company with respect to Restricted Stock shall be forfeited immediately and returned to the Company. Notwithstanding this paragraph, to the extent applicable, all grants of Restricted Stock and Restricted Stock Units that vest solely upon the attainment of Performance Goals shall be treated pursuant to the terms and conditions that would have been applicable under Section 9 as if such grants were Awards of Performance Shares. Notwithstanding anything in this Plan to the contrary, the Committee may provide, in its sole and absolute discretion, that following the termination of employment or other service of a Participant with the Company for any reason, any unvested shares of Restricted Stock or Restricted Stock Units held by the Participant that vest solely upon a future service requirement shall vest in whole or in part, at any time subsequent to such termination of employment or other service.

(g)           Payment of Common Stock with respect to Restricted Stock Units. Notwithstanding anything to the contrary herein, unless otherwise provided in the Award agreement, Common Stock will be issued with respect to Restricted Stock Units no later than March 15 of the year immediately following the year in which the Restricted Stock Units are first no longer subject to a substantial risk of forfeiture as such term is defined in Section 409A of the Code and the regulations issued thereunder (“RSU Payment Date”). In the event that Participant has elected to defer the receipt of Common Stock pursuant to an Award Agreement beyond the RSU Payment Date, then the Common Stock will be issued at the time specified in the Award Agreement or related deferral election form. In addition, unless otherwise provided in the Award Agreement, if the receipt of Common Stock is deferred past the RSU Payment Date, Dividend Equivalents on the Common Stock covered by Restricted Stock Units shall be deferred until the RSU Payment Date.

7. OPTIONS

(a)           Grant of Options. Subject to the terms and conditions of the Plan, the Committee may grant to such Eligible Individuals as the Committee may determine, Options to purchase such number of shares of Common Stock and on such terms and conditions as the Committee shall determine in its sole and absolute discretion. Each grant of an Option shall satisfy the requirements set forth in this Section.

(b)           Type of Options. Each Option granted under the Plan may be designated by the Committee, in its sole discretion, as either (i) an Incentive Stock Option, or (ii) a Non-Qualified Stock Option. Options designated as Incentive Stock Options that fail to continue to meet the requirements of Code Section 422 shall be re-designated as Non-Qualified Stock Options automatically on the date of such failure to continue to meet such requirements without further action by the Committee. In the absence of any designation, Options granted under the Plan will be deemed to be Non-Qualified Stock Options.

(c)           Exercise Price. Subject to the limitations set forth in the Plan relating to Incentive Stock Options, the Exercise Price of an Option shall be fixed by the Committee and stated in the respective Award Agreement, provided that the Exercise Price of the shares of Common Stock subject to such Option may not be less than Fair Market Value of such Common Stock on the Grant Date, or if greater, the par value of the Common Stock.

(d)           Limitation on Repricing. Unless such action is approved by the Company’s stockholders in accordance with applicable law: (i) no outstanding Option granted under the Plan may be amended to provide an Exercise Price that is lower than the then-current Exercise Price of such outstanding Option (other than adjustments to the Exercise Price pursuant to Sections 5(e) and 11); (ii) the Committee may not cancel any outstanding Option and grant in substitution therefore new Awards under the Plan covering the same or a different number of shares of Common Stock and having an Exercise Price lower than the then-current Exercise Price of the cancelled Option (other than adjustments to the Exercise Price pursuant to Sections 5(e) and 11); and (iii) the Committee may not authorize the repurchase of an outstanding Option which has an Exercise Price that is higher than the then-current fair market value of the Common Stock (other than adjustments to the Exercise Price pursuant to Sections 5(e) and 11).

(e)           Limitation on Option Period. Subject to the limitations set forth in the Plan relating to Incentive Stock Options, Options granted under the Plan and all rights to purchase Common Stock thereunder shall terminate no later than the tenth anniversary of the Grant Date of such Options, or on such earlier date as may be stated in the Award Agreement relating to such Option. In the case of Options expiring prior to the tenth anniversary of the Grant Date, the Committee may in its discretion, at any time prior to the expiration or termination of said Options, extend the term of any such Options for such additional period as it may determine, but in no event beyond the tenth anniversary of the Grant Date thereof.

(f)           Limitations on Incentive Stock Options. Notwithstanding any other provisions of the Plan, the following provisions shall apply with respect to Incentive Stock Options granted pursuant to the Plan.

(i)           Limitation on Grants. Incentive Stock Options may only be granted to Section 424 Employees. The aggregate Fair Market Value (determined at the time such Incentive Stock Option is granted) of the shares of Common Stock for which any individual may have Incentive Stock Options which first become vested and exercisable in any calendar year (under all incentive stock option plans of the Company) shall not exceed $100,000. Options granted to such individual in excess of the $100,000 limitation, and any Options issued subsequently which first become vested and exercisable in the same calendar year, shall automatically be treated as Non-Qualified Stock Options.

(ii)          Minimum Exercise Price. In no event may the Exercise Price of a share of Common Stock subject an Incentive Stock Option be less than 100% of the Fair Market Value of such share of Common Stock on the Grant Date.

(iii)         Ten Percent Stockholder. Notwithstanding any other provision of the Plan to the contrary, in the case of Incentive Stock Options granted to a Section 424 Employee who, at the time the Option is granted, owns (after application of the rules set forth in Code Section 424(d)) stock possessing more than ten percent of the total combined voting power of all classes of stock of the Company, such Incentive Stock Options (i) must have an Exercise Price per share of Common Stock that is at least 110% of the Fair Market Value as of the Grant Date of a share of Common Stock, and (ii) must not be exercisable after the fifth anniversary of the Grant Date.

(g)           Vesting Schedule and Conditions. No Options may be exercised prior to the satisfaction of the conditions and vesting schedule provided for in the Plan and in the Award Agreement relating thereto.

(h)           Exercise. When the conditions to the exercise of an Option have been satisfied, the Participant may exercise the Option only in accordance with the following provisions. The Participant shall deliver to the Company a written notice stating that the Participant is exercising the Option and specifying the number of shares of Common Stock which are to be purchased pursuant to the Option, and such notice shall be accompanied by payment in full of the Exercise Price of the shares for which the Option is being exercised, by one or more of the methods provided for in the Plan. An attempt to exercise any Option granted hereunder other than as set forth in the Plan shall be invalid and of no force and effect.

(ij)           Payment. Payment of the Exercise Price for the shares of Common Stock purchased pursuant to the exercise of an Option shall be made by one of the following methods:

(i)           by cash, certified or cashier’s check, bank draft or money order;

(ii)           through the delivery to the Company of shares of Common Stock which have been previously owned by the Participant for the requisite period necessary to avoid a charge to the Company’s earnings for financial reporting purposes; such shares shall be valued, for purposes of determining the extent to which the Exercise Price has been paid thereby, at their Fair Market Value on the date of exercise; without limiting the foregoing, the Committee may require the Participant to furnish an opinion of counsel acceptable to the Committee to the effect that such delivery would not result in the Company incurring any liability under Section 16(b) of the Exchange Act; or

(iii)           by any other method which the Committee, in its sole and absolute discretion and to the extent permitted by applicable law, may permit, including, but not limited to through a “cashless exercise sale and remittance procedure” pursuant to which the Participant shall concurrently provide irrevocable instructions (1) to a brokerage firm approved by the Committee to effect the immediate sale of the purchased shares and remit to the Company, out of the sale proceeds available on the settlement date, sufficient funds to cover the aggregate Exercise Price payable for the purchased shares plus all applicable federal, state and local income, employment, excise, foreign and other taxes required to be withheld by the Company by reason of such exercise and (2) to the Company to deliver the certificates for the purchased shares directly to such brokerage firm in order to complete the sale.

(j)           Termination of Employment. Unless otherwise provided in an Award Agreement, upon the termination of the employment or other service of a Participant with Company for any reason, all of the Participant’s outstanding Options (whether vested or unvested) shall be subject to the rules of this paragraph. Upon such termination, the Participant’s unvested Options shall expire. Notwithstanding anything in this Plan to the contrary, the Committee may provide, in its sole and absolute discretion, that following the termination of employment or other service of a Participant with the Company for any reason (i) any unvested Options held by the Participant shall vest in whole or in part, at any time subsequent to such termination of employment or other service, and/or (ii) a Participant or the Participant’s estate, devisee or heir at law (whichever is applicable), may exercise an Option, in whole or in part, at any time subsequent to such termination of employment or other service and prior to the termination of the Option pursuant to its terms that are unrelated to termination of service. Unless otherwise determined by the Committee, temporary absence from employment or other service because of illness, vacation, approved leaves of absence or military service shall not constitute a termination of employment or other service.

(i)           Termination for Reason Other Than Cause, Disability or Death. If a Participant’s termination of employment or other service is for any reason other than death, Disability, Cause or a voluntary termination within ninety (90) days after occurrence of an event which would be grounds for termination of employment or other service by the Company for Cause, any Option held by such Participant may be exercised, to the extent exercisable at termination, by the Participant at any time within a period not to exceed ninety (90) days from the date of such termination, but in no event after the termination of the Option pursuant to its terms that are unrelated to termination of service.

(ii)           Disability. If a Participant’s termination of employment or other service with the Company is by reason of a Disability of such Participant, any Option held by such Participant may be exercised, to the extent exercisable at termination, by the Participant at any time within a period not to exceed one (1) year after such termination, but in no event after the termination of the Option pursuant to its terms that are unrelated to termination of service; provided, however, that if the Participant dies within such period, any vested Option held by such Participant upon death shall be exercisable by the Participant’s estate, devisee or heir at law (whichever is applicable) for a period not to exceed one (1) year after the Participant’s death, but in no event after the termination of the Option pursuant to its terms that are unrelated to termination of service.

(iii)           Death. If a Participant dies while in the employment or other service of the Company, any Option held by such Participant may be exercised, to the extent exercisable at termination, by the Participant’s estate or the devisee named in the Participant’s valid last will and testament or the Participant’s heir at law who inherits the Option, at any time within a period not to exceed one (1) year after the date of such Participant’s death, but in no event after the termination of the Option pursuant to its terms that are unrelated to termination of service.

(iv)           Termination for Cause. In the event the termination is for Cause or is a voluntary termination within ninety (90) days after occurrence of an event which would be grounds for termination of employment or other service by the Company for Cause (without regard to any notice or cure period requirement), any Option held by the Participant at the time of such termination shall be deemed to have terminated and expired upon the date of such termination.

8. STOCK APPRECIATION RIGHTS

(a)           Grant of Stock Appreciation Rights. Subject to the terms and conditions of the Plan, the Committee may grant to such Eligible Individuals as the Committee may determine, Stock Appreciation Rights, in such amounts and on such terms and conditions as the Committee shall determine in its sole and absolute discretion. Each grant of a Stock Appreciation Right shall satisfy the requirements as set forth in this Section.

(b)           Terms and Conditions of Stock Appreciation Rights. Unless otherwise provided in an Award Agreement, the terms and conditions (including, without limitation, the limitations on the Exercise Price, exercise period, repricing and termination) of the Stock Appreciation Right shall be substantially identical (to the extent possible taking into account the differences related to the character of the Stock Appreciation Right) to the terms and conditions that would have been applicable under Section 7 above were the grant of the Stock Appreciation Rights a grant of an Option.

(c)           Exercise of Stock Appreciation Rights. Stock Appreciation Rights shall be exercised by a Participant only by written notice delivered to the Company, specifying the number of shares of Common Stock with respect to which the Stock Appreciation Right is being exercised.

(d)           Payment of Stock Appreciation Right. Unless otherwise provided in an Award Agreement, upon exercise of a Stock Appreciation Right, the Participant or Participant’s estate, devisee or heir at law (whichever is applicable) shall be entitled to receive payment, in cash, in shares of Common Stock, or in a combination thereof, as determined by the Committee in its sole and absolute discretion. The amount of such payment shall be determined by multiplying the excess, if any, of the Fair Market Value of a share of Common Stock on the date of exercise over the Fair Market Value of a share of Common Stock on the Grant Date, by the number of shares of Common Stock with respect to which the Stock Appreciation Rights are then being exercised. Notwithstanding the foregoing, the Committee may limit in any manner the amount payable with respect to a Stock Appreciation Right by including such limitation in the Award Agreement.

9. PERFORMANCE SHARES AND PERFORMANCE UNITS

(a)           Grant of Performance Shares and Performance Units. Subject to the terms and conditions of the Plan, the Committee may grant to such Eligible Individuals as the Committee may determine, Performance Shares and Performance Units, in such amounts and on such terms and conditions as the Committee shall determine in its sole and absolute discretion. Each grant of a Performance Share or a Performance Unit shall satisfy the requirements as set forth in this Section.

(b)           Performance Goals. Performance Goals will be based on one or more of the following criteria, as determined by the Committee in its absolute and sole discretion: (i) the attainment of certain target levels of, or a specified increase in, the Company’s enterprise value or value creation targets; (ii) the attainment of certain target levels of, or a percentage increase in, the Company’s after-tax or pre-tax profits including, without limitation, that attributable to the Company’s continuing and/or other operations; (iii) the attainment of certain target levels of, or a specified increase relating to, the Company’s operational cash flow or working capital, or a component thereof; (iv) the attainment of certain target levels of, or a specified decrease relating to, the Company’s operational costs, or a component thereof; (v) the attainment of a certain level of reduction of, or other specified objectives with regard to limiting the level of increase in all or a portion of bank debt or other of the Company’s long-term or short-term public or private debt or other similar financial obligations of the Company, which may be calculated net of cash balances and/or other offsets and adjustments as may be established by the Committee; (vi) the attainment of a specified percentage increase in earnings per share or earnings per share from the Company’s continuing operations; (vii) the attainment of certain target levels of, or a specified percentage increase in, the Company’s net sales, revenues, net income or earnings before income tax or other exclusions; (viii) the attainment of certain target levels of, or a specified increase in, the Company’s return on capital employed or return on invested capital; (ix) the attainment of certain target levels of, or a percentage increase in, the Company’s after-tax or pre-tax return on stockholder equity; (x) the attainment of certain target levels in the fair market value of the Company’s Common Stock; (xi) the growth in the value of an investment in the Common Stock assuming the reinvestment of dividends; and/or (xii) the attainment of certain target levels of, or a specified increase in, EBITDA (earnings before income tax, depreciation and amortization). In addition, Performance Goals may be based upon the attainment by a subsidiary, division or other operational unit of the Company of specified levels of performance under one or more of the measures described above. Further, the Performance Goals may be based upon the attainment by the Company (or a subsidiary, division, facility or other operational unit of the Company) of specified levels of performance under one or more of the foregoing measures relative to the performance of other corporations. To the extent permitted under Code Section 162(m) of the Code (including, without limitation, compliance with any requirements for stockholder approval), the Committee may, in its sole and absolute discretion: (i) designate additional business criteria upon which the Performance Goals may be based; (ii) modify, amend or adjust the business criteria described herein; or (iii) incorporate in the Performance Goals provisions regarding changes in accounting methods, corporate transactions (including, without limitation, dispositions or acquisitions) and similar events or circumstances. Performance Goals may include a threshold level of performance below which no Award will be earned, levels of performance at which an Award will become partially earned and a level at which an Award will be fully earned.

(c)           Terms and Conditions of Performance Shares and Performance Units. The applicable Award Agreement shall set forth (i) the number of Performance Shares or the dollar value of Performance Units granted to the Participant; (ii) the Performance Period and Performance Goals with respect to each such Award; (iii) the threshold, target and maximum shares of Common Stock or dollar values of each Performance Share or Performance Unit and corresponding Performance Goals; and (iv) any other terms and conditions as the Committee determines in its sole and absolute discretion. The Committee shall establish, in its sole and absolute discretion, the Performance Goals for the applicable Performance Period for each Performance Share or Performance Unit granted hereunder. Performance Goals for different Participants and for different grants of Performance Shares and Performance Units need not be identical. Unless otherwise provided in an Award Agreement, a holder of Performance Units or Performance Shares is not entitled to the rights of a holder of Common Stock.

(d)           Determination and Payment of Performance Units or Performance Shares Earned. Following the end of a Performance Period, the Committee shall determine the extent to which Performance Shares or Performance Units have been earned on the basis of the Company’s actual performance in relation to the established Performance Goals as set forth in the applicable Award Agreement and shall certify these results in writing. Unless otherwise provided in an Award Agreement, the Committee shall determine in its sole and absolute discretion whether payment with respect to the Performance Share or Performance Unit shall be made in cash, in shares of Common Stock, or in a combination thereof.

(e)           Termination of Employment. Unless otherwise provided in an Award Agreement, if a Participant’s employment or other service with the Company terminates for any reason, all of the Participant’s outstanding Performance Shares and Performance Units shall be subject to the rules of this Section.

(i)           Termination for Reason Other Than Death or Disability. If a Participant’s employment or other service with the Company terminates prior to the expiration of a Performance Period with respect to any Performance Units or Performance Shares held by such Participant for any reason other than death or Disability, the outstanding Performance Units or Performance Shares held by such Participant for which the Performance Period has not yet expired shall terminate upon such termination of employment or other service with the Company and the Participant shall have no further rights pursuant to such Performance Units or Performance Shares.

(ii)           Termination of Employment for Death or Disability. If a Participant’s employment or other service with the Company terminates by reason of the Participant’s death or Disability prior to the end of a Performance Period, the Participant, or the Participant’s estate, devisee or heir at law (whichever is applicable) shall be entitled to a payment of the Participant’s outstanding Performance Units and Performance Shares, pursuant to the terms of the Plan and the Participant’s Award Agreement; provided, however, that the Participant shall be deemed to have earned only that proportion (to the nearest whole unit or share) of the Performance Units or Performance Shares granted to the Participant under such Award as the number of full months of the Performance Period which have elapsed since the first day of the Performance Period for which the Award was granted to the end of the month in which the Participant’s termination of employment or other service, bears to the total number of months in the Performance Period, subject to the attainment of the Performance Goals associated with the Award as certified by the Committee. The remaining Performance Units or Performance Shares and any rights with respect thereto shall be canceled and forfeited.

10. OTHER AWARDS

Awards of shares of Common Stock, phantom stock and other Awards that are valued in whole or in part by reference to, or otherwise based on, Common Stock, may also be made, from time to time, to Eligible Individuals as may be selected by the Committee. Such Common Stock may be issued in satisfaction of Awards granted under any other plan sponsored by the Company or compensation payable to an Eligible Individual. In addition, such Awards may be made alone or in addition to or in connection with any other Award granted hereunder. The Committee may determine the terms and conditions of any such Award. Each such Award shall be evidenced by an Award Agreement between the Eligible Individual and the Company which shall specify the number of shares of Common Stock subject to the Award, any consideration therefore, any vesting or performance requirements, and such other terms and conditions as the Committee shall determine in its sole and absolute discretion.

11. CHANGE IN CONTROL

Upon the occurrence of a Change in Control, the Committee may, in its sole and absolute discretion, provide on a case by case basis that (i) all Awards shall terminate, provided that Participants shall have the right, immediately prior to the occurrence of such Change in Control and during such reasonable period as the Committee in its sole discretion shall determine and designate, to exercise any Award, (ii) all Awards shall terminate, provided that Participants shall be entitled to a cash payment equal to the Change in Control Price with respect to shares subject to the vested portion of the Award net of the Exercise Price thereof, if applicable, (iii) in connection with a liquidation or dissolution of the Company, the Awards, to the extent vested, shall convert into the right to receive liquidation proceeds net of the Exercise Price (if applicable), (iv) accelerate the vesting of Awards and (v) any combination of the foregoing. In the event that the Committee does not terminate or convert an Award upon a Change in Control of the Company, then the Award shall be assumed, or substantially equivalent Awards shall be substituted, by the acquiring, or succeeding corporation (or an affiliate thereof).

12. CHANGE IN STATUS OF PARENT OR SUBSIDIARY

Unless otherwise provided in an Award Agreement or otherwise determined by the Committee, in the event that an entity or business unit which was previously a part of the Company is no longer a part of the Company, as determined by the Committee in its sole discretion, the Committee may, in its sole and absolute discretion: (i) provide on a case by case basis that some or all outstanding Awards held by a Participant employed by or performing service for such entity or business unit may become immediately exercisable or vested, without regard to any limitation imposed pursuant to this Plan; (ii) provide on a case by case basis that some or all outstanding Awards held by a Participant employed by or performing service for such entity or business unit may remain outstanding, may continue to vest, and/or may remain exercisable for a period not exceeding one (1) year, subject to the terms of the Award Agreement and this Plan; and/or (iii) treat the employment or other services of a Participant performing services for such entity or business unit as terminated, if such Participant is not employed by the Company or any entity that is a part of the Company, immediately after such event.

13. REQUIREMENTS OF LAW

(a)           Violations of Law. The Company shall not be required to make any payments, sell or issue any shares of Common Stock under any Award if the sale or issuance of such shares would constitute a violation by the individual exercising the Award, the Participant or the Company of any provisions of any law or regulation of any governmental authority, including without limitation any provisions of the Sarbanes-Oxley Act, and any other federal or state securities laws or regulations. Any determination in this connection by the Committee shall be final, binding, and conclusive. The Company shall not be obligated to take any affirmative action in order to cause the exercise of an Award, the issuance of shares pursuant thereto or the grant of an Award to comply with any law or regulation of any governmental authority.

(b)           Registration. At the time of any exercise or receipt of any Award, the Company may, if it shall determine it necessary or desirable for any reason, require the Participant (or Participant’s heirs, legatees or legal representative, as the case may be), as a condition to the exercise or grant thereof, to deliver to the Company a written representation of present intention to hold the shares for their own account as an investment and not with a view to, or for sale in connection with, the distribution of such shares, except in compliance with applicable federal and state securities laws with respect thereto. In the event such representation is required to be delivered, an appropriate legend may be placed upon each certificate delivered to the Participant (or Participant’s heirs, legatees or legal representative, as the case may be) upon the Participant’s exercise of part or all of the Award or receipt of an Award and a stop transfer order may be placed with the transfer agent. Each Award shall also be subject to the requirement that, if at any time the Company determines, in its discretion, that the listing, registration or qualification of the shares subject to the Award upon any securities exchange or under any state or federal law, or the consent or approval of any governmental regulatory body, is necessary or desirable as a condition of or in connection with, the issuance or purchase of the shares thereunder, the Award may not be exercised in whole or in part and the restrictions on an Award may not be removed unless such listing, registration, qualification, consent or approval shall have been effected or obtained free of any conditions not acceptable to the Company in its sole discretion. The Participant shall provide the Company with any certificates, representations and information that the Company requests and shall otherwise cooperate with the Company in obtaining any listing, registration, qualification, consent or approval that the Company deems necessary or appropriate. The Company shall not be obligated to take any affirmative action in order to cause the exercisability or vesting of an Award, to cause the exercise of an Award or the issuance of shares pursuant thereto, or to cause the grant of Award to comply with any law or regulation of any governmental authority.

(c)           Withholding. The Committee may make such provisions and take such steps as it may deem necessary or appropriate for the withholding of any taxes that the Company is required by any law or regulation of any governmental authority, whether federal, state or local, domestic or foreign, to withhold in connection with the grant or exercise of an Award, or the removal of restrictions on an Award including, but not limited to: (i) the withholding of delivery of shares of Common Stock until the holder reimburses the Company for the amount the Company is required to withhold with respect to such taxes; (ii) the canceling of any number of shares of Common Stock issuable in an amount sufficient to reimburse the Company for the amount it is required to so withhold; (iii) withholding the amount due from any such person’s wages or compensation due to such person; or (iv) requiring the Participant to pay the Company cash in the amount the Company is required to withhold with respect to such taxes.

(d)           Governing Law. The Plan shall be governed by, and construed and enforced in accordance with, the laws of the State of Nevada.

14. GENERAL PROVISIONS

(a)           Award Agreements. All Awards granted pursuant to the Plan shall be evidenced by an Award Agreement. Each Award Agreement shall specify the terms and conditions of the Award granted and shall contain any additional provisions as the Committee shall deem appropriate, in its sole and absolute discretion (including, to the extent that the Committee deems appropriate, provisions relating to confidentiality, non-competition, non-solicitation and similar matters). The terms of each Award Agreement need not be identical for Eligible Individuals provided that each Award Agreement shall comply with the terms of the Plan.

(b)           Purchase Price. To the extent the purchase price of any Award granted hereunder is less than par value of a share of Common Stock and such purchase price is not permitted by applicable law, the per share purchase price shall be deemed to be equal to the par value of a share of Common Stock.

(c)           Dividends and Dividend Equivalents. Except as set forth in the Plan, an Award Agreement or provided by the Committee in its sole and absolute discretion, a Participant shall not be entitled to receive, currently or on a deferred basis, cash or stock dividends, Dividend Equivalents, or cash payments in amounts equivalent to cash or stock dividends on shares of Common Stock covered by an Award. The Committee in its absolute and sole discretion may credit a Participant’s Award with Dividend Equivalents with respect to any Awards. To the extent that dividends and distributions relating to an Award are held in escrow by the Company, or Dividend Equivalents are credited to an Award, a Participant shall not be entitled to any interest on any such amounts. The Committee may not grant Dividend Equivalents to an Award subject to performance-based vesting to the extent that the grant of such Dividend Equivalents would limit the Company’s deduction of the compensation payable under such Award for federal tax purposes pursuant to Code Section 162(m).

(d)           Deferral of Awards. The Committee may from time to time establish procedures pursuant to which a Participant may elect to defer, until a time or times later than the vesting of an Award, receipt of all or a portion of the shares of Common Stock or cash subject to such Award and to receive Common Stock or cash at such later time or times, all on such terms and conditions as the Committee shall determine. The Committee shall not permit the deferral of an Award unless counsel for the Company determines that such action will not result in adverse tax consequences to a Participant under Section 409A of the Code. If any such deferrals are permitted, then notwithstanding anything to the contrary herein, a Participant who elects to defer receipt of Common Stock shall not have any rights as a stockholder with respect to deferred shares of Common Stock unless and until shares of Common Stock are actually delivered to the Participant with respect thereto, except to the extent otherwise determined by the Committee.

(e)           Prospective Employees. Notwithstanding anything to the contrary, any Award granted to a Prospective Employee shall not become vested prior to the date the Prospective Employee first becomes an employee of the Company.

(f)           Stockholder Rights. Except as expressly provided in the Plan or an Award Agreement, a Participant shall not have any of the rights of a stockholder with respect to Common Stock subject to the Awards prior to satisfaction of all conditions relating to the issuance of such Common Stock, and no adjustment shall be made for dividends, distributions or other rights of any kind for which the record date is prior to the date on which all such conditions have been satisfied.

(g)           Transferability of Awards. A Participant may not Transfer an Award other than by will or the laws of descent and distribution. Awards may be exercised during the Participant’s lifetime only by the Participant. No Award shall be liable for or subject to the debts, contracts, or liabilities of any Participant, nor shall any Award be subject to legal process or attachment for or against such person. Any purported Transfer of an Award in contravention of the provisions of the Plan shall have no force or effect and shall be null and void, and the purported transferee of such Award shall not acquire any rights with respect to such Award. Notwithstanding anything to the contrary, the Committee may in its sole and absolute discretion permit the Transfer of an Award to a Participant’s “family member” as such term is defined in the Form S-8 Registration Statement under the Securities Act of 1933, as amended, under such terms and conditions as specified by the Committee. In such case, such Award shall be exercisable only by the transferee approved of by the Committee. To the extent that the Committee permits the Transfer of an Incentive Stock Option to a “family member”, so that such Option fails to continue to satisfy the requirements of an incentive stock option under the Code such Option shall automatically be re-designated as a Non-Qualified Stock Option.

(h)           Buyout and Settlement Provisions. Except as prohibited in Section 7(d) of the Plan, the Committee may at any time on behalf of the Company offer to buy out any Awards previously granted based on such terms and conditions as the Committee shall determine which shall be communicated to the Participants at the time such offer is made.

(i)           Use of Proceeds. The proceeds received by the Company from the sale of Common Stock pursuant to Awards granted under the Plan shall constitute general funds of the Company.

(j)           Modification or Substitution of an Award. Subject to the terms and conditions of the Plan, the Committee may modify outstanding Awards, provided that, except as expressly provided in the Plan, no modification of an Award shall adversely affect any rights or obligations of the Participant under the applicable Award Agreement without the Participant’s consent. Nothing in the Plan shall limit the right of the Company to pay compensation of any kind outside the terms of the Plan.

(k)           Amendment and Termination of Plan. The Board may, at any time and from time to time, amend, suspend or terminate the Plan as to any shares of Common Stock as to which Awards have not been granted; provided, however, that the approval of the stockholders of the Company in accordance with applicable law and the Articles of Incorporation and Bylaws of the Company shall be required for any amendment: (i) that changes the class of individuals eligible to receive Awards under the Plan; (ii) that increases the maximum number of shares of Common Stock in the aggregate that may be subject to Awards that are granted under the Plan (except as permitted under Section 5 or Section 11 hereof); (iii) the approval of which is necessary to comply with federal or state law (including without limitation Section 162(m) of the Code and Rule 16b-3 under the Exchange Act) or with the rules of any stock exchange or automated quotation system on which the Common Stock may be listed or traded; or (iv) that proposed to eliminate a requirement provided herein that the stockholders of the Company must approve an action to be undertaken under the Plan. Except as expressly provided in the Plan, no amendment, suspension or termination of the Plan shall, without the consent of the holder of an Award, alter or impair rights or obligations under any Award theretofore granted under the Plan. Awards granted prior to the termination of the Plan may extend beyond the date the Plan is terminated and shall continue subject to the terms of the Plan as in effect on the date the Plan is terminated.

(l)           Section 409A and 162(m) of the Code. With respect to Awards subject to Section 409A or 162(m) of the Code, this Plan is intended to comply with the requirements of such Sections, and the provisions hereof shall be interpreted in a manner that satisfies the requirements of such Sections and the related regulations, and the Plan shall be operated accordingly. If any provision of this Plan or any term or condition of any Award would otherwise frustrate or conflict with this intent, the provision, term or condition will be interpreted and deemed amended so as to avoid this conflict.

(m)           Notification of 83(b) Election. If in connection with the grant of any Award, any Participant makes an election permitted under Code Section 83(b), such Participant must notify the Company in writing of such election within ten (10) days of filing such election with the Internal Revenue Service.

(n)           Disclaimer of Rights. No provision in the Plan, any Award granted hereunder, or any Award Agreement entered into pursuant to the Plan shall be construed to confer upon any individual the right to remain in the employ of or other service with the Company or to interfere in any way with the right and authority of the Company either to increase or decrease the compensation of any individual, including any holder of an Award, at any time, or to terminate any employment or other relationship between any individual and the Company. The grant of an Award pursuant to the Plan shall not affect or limit in any way the right or power of the Company to make adjustments, reclassifications, reorganizations or changes of its capital or business structure or to merge, consolidate, dissolve or liquidate, or to sell or transfer all or any part of its business or assets.

(o)           Unfunded Status of Plan. The Plan is intended to constitute an “unfunded” plan for incentive and deferred compensation. With respect to any payments as to which a Participant has a fixed and vested interest but which are not yet made to such Participant by the Company, nothing contained herein shall give any such Participant any rights that are greater than those of a general creditor of the Company.

(p)           Nonexclusivity of Plan. The adoption of the Plan shall not be construed as creating any limitations upon the right and authority of the Board to adopt such other incentive compensation arrangements (which arrangements may be applicable either generally to a class or classes of individuals or specifically to a particular individual or individuals) as the Board in its sole and absolute discretion determines desirable.

(q)           Other Benefits. No Award payment under the Plan shall be deemed compensation for purposes of computing benefits under any retirement plan of the Company or any agreement between a Participant and the Company, nor affect any benefits under any other benefit plan of the Company now or subsequently in effect under which benefits are based upon a Participant’s level of compensation.

(r)           Headings. The section headings in the Plan are for convenience only; they form no part of this Agreement and shall not affect its interpretation.

(s)           Pronouns. The use of any gender in the Plan shall be deemed to include all genders, and the use of the singular shall be deemed to include the plural and vice versa, wherever it appears appropriate from the context.

(t)           Successors and Assigns. The Plan shall be binding on all successors of the Company and all successors and permitted assigns of a Participant, including, but not limited to, a Participant’s estate, devisee, or heir at law.

(u)           Severability. If any provision of the Plan or any Award Agreement shall be determined to be illegal or unenforceable by any court of law in any jurisdiction, the remaining provisions hereof and thereof shall be severable and enforceable in accordance with their terms, and all provisions shall remain enforceable in any other jurisdiction.

(v)           Notices. Any communication or notice required or permitted to be given under the Plan shall be in writing, and mailed by registered or certified mail or delivered by hand, to the Company, to its principal place of business, Attention: Human Resources, and if to the holder of an Award, to the address as appearing on the records of the Company.

ANNEX A

DEFINITIONS

“Award” means any Restricted Stock Unit, Common Stock, Option, Performance Share, Performance Unit, Restricted Stock, Stock Appreciation Right or any other award granted pursuant to the Plan.

“Award Agreement” means a written agreement entered into by the Company and a Participant setting forth the terms and conditions of the grant of an Award to such Participant.

“Board” means the board of directors of the Company.

“Cause” means, with respect to a termination of employment or other service with the Company, a termination of employment or other service due to a Participant’s dishonesty, fraud, or willful misconduct; provided, however, that if the Participant and the Company have entered into an employment agreement or consulting agreement which defines the term Cause, the term Cause shall be defined in accordance with such agreement with respect to any Award granted to the Participant on or after the effective date of the respective employment or consulting agreement. The Committee shall determine in its sole and absolute discretion whether Cause exists for purposes of the Plan.

“Change in Control” means:  (i) any Person (other than the Company, any trustee or other fiduciary holding securities under any employee benefit plan of the Company, or any company owned, directly or indirectly, by stockholders of the Company in substantially the same proportions as their ownership of Company Common Stock) becomes the “beneficial owner” (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of securities of the Company representing more than fifty percent (50%) or more of the value of the Company’s then outstanding securities (the “Majority Owner”); provided, however, that no Change in Control shall occur under this paragraph (i) unless a person who was not a Majority Owner at some time after the Effective Date becomes a Majority Owner after the Effective Date; (ii) a merger, consolidation, reorganization, or other business combination of the Company with any other entity, other than a merger or consolidation which would result in the securities of the Company outstanding immediately prior thereto continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving entity) more than fifty percent (50%) by value of the securities of the Company or such surviving entity outstanding immediately after such merger or consolidation; or (iii)the consummation of the sale or disposition by the Company of all or substantially all of its assets other than (x) the sale or disposition of all or substantially all of the assets of the Company to a Person or Persons who beneficially own, directly or indirectly, at least fifty percent (50%) or more of the securities of the Company by value at the time of the sale or (y) pursuant to a spin-off type transaction, directly or indirectly, of such assets to the stockholders of the Company.

However, to the extent that Section 409A of the Code would cause an adverse tax consequence to a Participant using the above definition, the term “Change in Control” shall have the meaning ascribed to the phrase “Change in the Ownership or Effective Control of a Corporation or in the Ownership of a Substantial Portion of the Assets of a Corporation” under Treasury Department Regulation 1.409A-3(i)(5), as revised from time to time in either subsequent regulations or other guidance, and in the event that such regulations are withdrawn or such phrase (or a substantially similar phrase) ceases to be defined, as determined by the Committee.

“Change in Control Price” means the price per share of Common Stock paid in any transaction related to a Change in Control of the Company.

“Code” means the Internal Revenue Code of 1986, as amended, and the regulations promulgated thereunder.

“Committee” means a committee or sub-committee of the Board consisting of two or more members of the Board, none of whom shall be an officer or other salaried employee of the Company, and each of whom shall qualify in all respects as a “non-employee director” as defined in Rule 16b-3 under the Exchange Act, and as an “outside director” for purposes of Code Section 162(m). If no Committee exists, the functions of the Committee will be exercised by the Board; provided, however, that a Committee shall be created prior to the grant of Awards to a Covered Employee and that grants of Awards to a Covered Employee shall be made only by such Committee. Notwithstanding the foregoing, with respect to the grant of Awards to non-employee directors, the Committee shall be the Board.

“Common Stock” means the Class B common stock, par value $0.001 per share, of the Company or any other security into which such common stock shall be changed as contemplated by the adjustment provisions of Section 5 of the Plan.

“Company” means RumbleON, the subsidiaries of RumbleON and all other entities whose financial statements are required to be consolidated with the financial statements of RumbleON pursuant to United States generally accepted accounting principles, and any other entity determined to be an affiliate of RumbleON as determined by the Committee in its sole and absolute discretion.

“Covered Employee” means “covered employee” as defined in Code Section 162(m)(3).

“Covered Individual” means any current or former member of the Committee, any current or former officer or director of the Company, or, if so determined by the Committee in its sole discretion, any individual designated pursuant to Section 4(c).

 “Disability” means a “permanent and total disability” within the meaning of Code Section 22(e)(3); provided, however, that if a Participant and the Company have entered into an employment or consulting agreement which defines the term Disability for purposes of such agreement, Disability shall be defined pursuant to the definition in such agreement with respect to any Award granted to the Participant on or after the effective date of the respective employment or consulting agreement. The Committee shall determine in its sole and absolute discretion whether a Disability exists for purposes of the Plan.

 “Dividend Equivalents” means an amount equal to the cash dividends paid by the Company upon one share of Common Stock subject to an Award granted to a Participant under the Plan.

“Eligible Individual” means any employee, consultant, officer, director (employee or non-employee director) or independent contractor of the Company and any Prospective Employee to whom Awards are granted in connection with an offer of future employment with the Company.

“Exchange Act” means the Securities Exchange Act of 1934, as amended.

“Exercise Price” means the purchase price per share of each share of Common Stock subject to an Award.

“Fair Market Value” means, unless otherwise required by the Code, as of any date, the last sales price reported for the Common Stock on the day immediately prior to such date (i) as reported by the national securities exchange in the United States on which it is then traded, or (ii) if not traded on any such national securities exchange, as quoted on an automated quotation system sponsored by the Financial Industry Regulatory Authority, Inc., or if the Common Stock shall not have been reported or quoted on such date, on the first day prior thereto on which the Common Stock was reported or quoted; provided, however, that the Committee may modify the definition of Fair Market Value to reflect any changes in the trading practices of any exchange or automated system sponsored by the Financial Industry Regulatory Authority, Inc. on which the Common Stock is listed or traded. If the Common Stock is not readily traded on a national securities exchange or any system sponsored by the Financial Industry Regulatory Authority, Inc., the Fair Market Value shall be determined in good faith by the Committee.

 “Grant Date” means, unless otherwise provided by applicable law, the date on which the Committee approves the grant of an Award or such later date as is specified by the Committee and set forth in the applicable Award Agreement.

“Incentive Stock Option” means an “incentive stock option” within the meaning of Code Section 422.

“Non-Qualified Stock Option” means an Option which is not an Incentive Stock Option.

“Option” means an option to purchase Common Stock granted pursuant to Sections 6 of the Plan.

“Participant” means any Eligible Individual who holds an Award under the Plan and any of such individual’s successors or permitted assigns.

“Performance Goals” means the specified performance goals which have been established by the Committee in connection with an Award.

“Performance Period” means the period during which Performance Goals must be achieved in connection with an Award granted under the Plan.

“Performance Share” means a right to receive a fixed number of shares of Common Stock, or the cash equivalent, which is contingent on the achievement of certain Performance Goals during a Performance Period.

“Performance Unit” means a right to receive a designated dollar value, or shares of Common Stock of the equivalent value, which is contingent on the achievement of Performance Goals during a Performance Period.

“Person” shall mean any person, corporation, partnership, limited liability company, joint venture or other entity or any group (as such term is defined for purposes of Section 13(d) of the Exchange Act), other than a Parent or subsidiary of the Company.

“Plan” means this RumbleON, Inc. 2016 Stock Incentive Plan.

“Prospective Employee” means any individual who has committed to become an employee or independent contractor of the Company within sixty (60) days from the date an Award is granted to such individual.

“Restricted Stock” means Common Stock subject to certain restrictions, as determined by the Committee, and granted pursuant to Section 8 hereunder.

“Restricted Stock Unit” means a right, granted under this Plan, to receive Common Stock upon the satisfaction of certain conditions, or if later, at the end of a specified deferral period following the satisfaction of such conditions.

“Section 424 Employee” means an employee of the Company or any “subsidiary corporation” or “parent corporation” as such terms are defined in and in accordance with Code Section 424. The term “Section 424 Employee” also includes employees of a corporation issuing or assuming any Options in a transaction to which Code Section 424(a) applies.

“Stock Appreciation Right” means the right to receive all or some portion of the increase in value of a fixed number of shares of Common Stock granted pursuant to Section 7 hereunder.

“RumbleON” means RumbleON, Inc., a Nevada corporation.

“Transfer” means, as a noun, any direct or indirect, voluntary or involuntary, exchange, sale, bequeath, pledge, mortgage, hypothecation, encumbrance, distribution, transfer, gift, assignment or other disposition or attempted disposition of, and, as a verb, directly or indirectly, voluntarily or involuntarily, to exchange, sell, bequeath, pledge, mortgage, hypothecate, encumber, distribute, transfer, give, assign or in any other manner whatsoever dispose or attempt to dispose of.

PROXY

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

RUMBLEON, INC.

ANNUAL MEETING OF STOCKHOLDERS – JUNE 30, 2017 AT 10:00 A.M EASTERN TIME

The undersigned appoints Marshall Chesrown and Steven Berrard as proxies, with the power to appoint their substitutes, and hereby authorizes themto represent and to vote, as designated on the reverse side hereof, all of the shares of common stock of RumbleON, Inc., held of record by the undersigned at the close of business on May 24, 2017 at the Annual Meeting of Stockholders of RumbleON, Inc. to be held on Friday, June 30, 2017 at 10:00 a.m., Eastern Time, at 4521 Sharon Road, Suite 370, Charlotte, North Carolina 28211, or at any adjournment thereof.

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED AS INDICATED. IF NO INDICATION IS MADE, THE PROXY WILL BE VOTED IN FAVOR OF ELECTING ALL THE NOMINEES TO THE BOARD OF DIRECTORS LISTED IN PROPOSAL 1, IN FAVOR OF PROPOSAL 2, IN FAVOR OF PROPOSAL 3, FOR ONE YEAR ON PROPOSAL 4, AND IN ACCORDANCE WITH THE JUDGMENT OF THE PERSONS NAMED AS PROXIES HEREIN ON ANY OTHER MATTER THAT MAY PROPERLY COME BEFORE THE ANNUAL MEETING. THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF RUMBLEON, INC.

(CONTINUED AND TO BE MARKED, DATED AND SIGNED ON REVERSE SIDE.)

CONTROL NUMBER:

VOTING INSTRUCTIONS

Read our proxy statement before you vote by proxy. Then, to ensure that your shares are represented at the Annual Meeting, we ask that you appoint the Proxies to vote your shares for you in one of the following ways.

MAIL: Please mark, sign, date, and return this Proxy Card promptly using the enclosed envelope.

INTERNET: Please log on to the internet and visit www.westcoaststocktransfer.com/proxy-rmbl, by 11:59 p.m. Eastern Time on June 29, 2017 and follow the instructions provided. mark, sign, date, and return this Proxy Card promptly using the enclosed envelope.

IN PERSON: If you are a registered holder, please attend our Annual Meeting, bring valid photo identification, and delivery your completed proxy card or ballot in person.

Please ensure you fold then detach and retain this portion of this Proxy.

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ANNUAL MEETING OF THE STOCKHOLDERS OF RUMBLEON, INC.

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED AS INDICATED, OR IF NO DIRECTION IS INDICATED, IT WILL BE VOTED "FOR" ALL THE NOMINEES LISTED IN PROPOSAL 1 , IN FAVOR OF PROPOSAL 2, IN FAVOR OF PROPOSAL 3, FOR ONE YEAR ON PROPOSAL 4, AND IN THE PROXIES' DISCRETION ON ANY OTHER MATTER COMING BEFORE THE MEETING. THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR":

ANNUAL MEETING OF THE STOCKHOLDERS OF RUMBLEON, INC.

CONTROL NUMBER:

PLEASE COMPLETE, DATE, SIGN AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE.

PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE: ☒

Proposal 1	→	**FOR ALL**	**AGAINST ALL**	**FOR ALL EXCEPT**		**Proposal 1**
Election of the following director nominees to serve for a term until the 2018 Annual Meeting of Stockholders and until his or her successor has been duly elected and qualified:		☐	☐			
MARSHALL CHESROWN				☐		
STEVEN R. BERRARD				☐		
DENMAR DIXON				☐		
KARTIK KAKARALA				☐		
MITCH PIERCE				☐		
KEVIN WESTFALL				☐		
Proposal 2	→	**FOR**	**AGAINST**	**ABSTAIN**		**Proposal 2**
To approve the RumbleON, Inc. 2017 Stock Incentive Plan and ratify awards previously granted under the Plan.		☐	☐	☐		
Proposal 3	→	**FOR**	**AGAINST**	**ABSTAIN**		**Proposal 3**
Non-binding advisory approval of the compensation of our named executive officers.		☐	☐	☐		
Proposal 4	→	**ONE YEAR**	**TWO YEARS**	**THREE YEARS**	**ABSTAIN**	**Proposal 4**
Non-binding advisory approval of the frequency of future "Say on Pay" votes.		☐	☐	☐	☐	

The proxy statement and our 2016 Annual Report to Stockholders are available at www.rumbleon.com

MARK "X" HERE IF YOU PLAN TO ATTEND THE MEETING: ☐

MARK HERE FOR ADDRESS CHANGE ☐ New Address (if applicable):

____

____

____

IMPORTANT: Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.

Dated: ____________________, 2017

(Print Name of Stockholder and/or Joint Tenant)

(Signature of Stockholder)

(Second Signature if held jointly)

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